UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23408

Clarion Partners Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Clarion Partners Real
Estate Income Fund Inc.
Annual Report | December 31, 2025

Fund Objective
The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of private commercial real estate and publicly traded real estate securities.
What’s Inside

www.cprex.com
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Management discussion of fund performance
Dear Shareholder,
We are pleased to provide the annual report of Clarion Partners Real Estate Income Fund Inc. (the “Fund” or “CPREX”) for the twelve-month period ended December 31, 2025, highlighting a significant year that marked the early stages of a new real estate cycle. In 2025, the Fund:

Deployed approximately $415 million of capital into 11 private real estate investments	Offered 5% of NAV in liquidity to investors each quarter and fulfilled 100% of requests, which averaged 1.93% of NAV[1]
Maintained a disciplined leverage strategy, increasing borrowings where accretive and ending the year with combined fund leverage (including unconsolidated subsidiaries) of 19.00%
Closed on eight private real estate
equity investments and three private
real estate debt investments, positioning
the Fund to capture compelling risk-
adjusted returns at what we believe is
the beginning of a positive cycle

Delivered a total return of 4.92% and an average annualized monthly distribution of 7.00% to shareholders[2]
CPREX offers investors access to Clarion Partners’ longstanding institutional platform through a simple transparent structure registered under the Investment Company Act of 1940, as amended. Historically, the Fund has provided both steady current income and growth through appreciation, delivering positive total returns even during the recent period of market repricing and elevated interest rates. Since inception in 2019, the Fund has provided an annualized return of 8.34%2.
Today, the Fund manages $1.48 billion in gross asset value across 38 private real estate investments which are well diversified by sector and geography. At the foundation of our investment decisions are our thematic research approach and rigorous investment process, which enable us to leverage macroeconomic trends and identify sectors, locations, and industries with strong potential for outperformance.
In 2025, the U.S. economy grew at a moderate pace and avoided recession, though lingering uncertainty remains. A combination of tax cuts and reduced tariff uncertainty helped to boost consumer and business sentiment, and the labor market remained relatively healthy despite some cooling. Slower job creation and reduced immigration were partially offset by productivity gains and corporate profits improved overall. Inflation concerns continued to ease and the stabilization of interest rates after earlier hikes provided a more predictable environment for borrowers and investors. As a result, real estate transaction volumes rebounded with capital flowing primarily to the industrial warehouse, residential,
www.cprex.com
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|1

and healthcare sectors, and related property types such as industrial outdoor storage, senior housing, and student housing. These sectors comprise over 88% of the Fund’s portfolio.
Real estate fundamentals remained resilient across most sectors, with major investment themes supporting pricing stability across most sectors. Population growth across key age groups, innovation in e-commerce and biotechnology, a shortage of affordable housing, and shifting patterns of globalization continued to drive steady demand, while elevated construction and borrowing costs curtailed new development. We anticipate that this dynamic will support higher occupancies and strong rent growth for well-performing assets in the near term. Overall, Clarion Partners continues to view core real estate as a source of structural benefits for investor portfolios as we enter the next cycle.

www.cprex.com
2|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Given the more stable economic environment and consistently positive net capital flows, the Fund moved diligently to capitalize on compelling investment opportunities. Throughout the year, the Fund acquired eight private real estate equity investments including three industrial outdoor storage facilities (Central New Jersey and Houston), two industrial warehouses (Tampa and Los Angeles), a retail center (Raleigh), a student housing community (Oregon State University), and a multifamily apartment building (Louisville). The private real estate equity investments comprised a majority of the portfolio and provide for both potential income growth and capital appreciation, particularly given the recent acquisition of assets below replacement cost. Additionally, the Fund originated three direct private real estate debt investments, recapitalizing a senior housing community (Boulder), a national industrial outdoor storage portfolio, and a national shallow bay industrial portfolio. The Fund’s private real estate debt investments continued to provide steady current income for our investors, with a weighted average yield of 8.97%. The Fund continues to apply a prudent approach to the use of leverage, and thoughtfully increased combined fund leverage (including unconsolidated subsidiaries) to 19.00% throughout the year, progressing towards the long-term target of 25% to 40%.
Looking ahead to 2026, U.S. economic growth is expected to remain steady but subdued as fiscal stimulus grows, but job growth slows and monetary policy stays cautious. Inflation is likely to continue trending toward target levels, while the Federal Reserve is anticipated to maintain a balanced stance—holding rates steady or considering modest cuts if conditions warrant. Businesses and investors should prepare for a landscape defined by slower but sustainable growth and ongoing productivity improvements. We expect this constructive economic backdrop to accelerate real estate capital markets, enabling continued investment across the capital stack which will further diversify and enhance the portfolio. Disciplined underwriting and a focus on high-quality, well-located assets will be critical as investors navigate a market characterized by selective opportunities and an increased emphasis on income durability and operational performance.
One of the Fund’s core strengths has been its ability to provide liquidity through market cycles. Reinforcing this commitment, the Fund has announced its intention to convert from a tender offer fund to an interval fund. Under the new structure, CPREX has made the commitment to provide 5% of NAV in liquidity via quarterly share repurchases. This change, approved by the Fund’s Board of Directors, is expected to be effective in Q1 2026.
We believe the Fund’s rigorous research and investment processes, flexible investment strategy, and liquidity profile, position the Fund for success at a what we believe to be a positive inflection point in the real estate market. We remain committed to delivering excellent service and supplementing the support you receive from your financial advisor, complemented by resources on our website, www.cprex.com, including:
•
 Fund prices and performance
•
 Market insights and portfolio manager commentary, and
•
 Educational resources.
www.cprex.com
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|3

As we look ahead to 2026, we thank you for your continued trust and partnership.
Sincerely,

Richard H. Schaupp	Brian Watkins	Janis Mandarino
Managing Director Portfolio Manager	Managing Director Portfolio Manager	Managing Director Portfolio Manager

Brent E. Jenkins	Jane Trust, CFA
Managing Director Portfolio Manager	President and Chief Executive Officer

Reflects amounts tendered by third-party investors only. Inclusive of affiliated investors, tenders fulfilled averaged 3.07% of NAV.

Class I shares.
www.cprex.com
4|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

www.cprex.com
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|5

Performance review
For the twelve months ended December 31, 2025, Class I shares of Clarion Partners Real Estate Income Fund Inc. returned 4.92%. The S&P 500 Indexi and the Bloomberg U.S. Aggregate Indexii, representative of the broader U.S. equity and fixed income markets, returned 17.88% and 7.30%, respectively, over the same time period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness.

Performance Snapshot as of December 31, 2025 (unaudited)
(excluding sales charges)	6 months	12 months
Clarion Partners Real Estate Income Fund Inc.:
Class I	2.40%	4.92%
Class D	2.31%	4.75%
Class S	2.02%	4.08%
Class T	2.04%	4.25%
S&P 500 Index	11.00%	17.88%
Bloomberg U.S. Aggregate Index	3.15%	7.30%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.
All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. Class T shares are subject to a maximum front-end sales charge of 3.00% of the offering price. In addition, Class T shares are subject to a dealer manager fee of 0.50% of the offering price. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Total Annual Operating Expenses (unaudited)
As of the Fund’s current prospectus dated April 30, 2025, the gross total annual fund operating expense ratios were as follows:
	Class I	Class D	Class S	Class T
Total annual operating expenses before expenses reimbursed	2.74%	3.00%	3.54%	3.59%
Total annual operating expenses after reimbursing expenses*	2.74%	3.00%	3.54%	3.59%

*	Included in the operating expense ratio of each class were property level expenses and expenses related to borrowings of 0.95% and 0.11%, respectively.
6|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.75% for Class I shares, 2.00% for Class D shares, 2.60% for Class S shares and 2.60% of Class T shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2027 without the Board of Directors’ consent.
The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.
The Fund’s investments are highly concentrated in real estate investments, and therefore will be subject to the risks typically associated with real estate, including but not limited to local, state, national or international economic conditions; including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|7

Performance review (cont’d)
or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.
ii
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
8|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments
As of December 31, 2025

Regional Allocation (%) as a percent of gross real estate value
As of December 31, 2025

†
The charts above represent the composition of the Fund’s investments as of December 31, 2025, and do not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class I	Class D	Class S	Class T
Twelve Months Ended 12/31/25	4.92%	4.75%	4.08%	4.25%
Five Years Ended 12/31/25	8.66	8.32	7.69	7.74
Inception* through 12/31/25	8.34	8.03	7.39	7.44

With sales charges[2]	Class I	Class D	Class S	Class T
Twelve Months Ended 12/31/25	4.92%	4.75%	4.08%	0.61%
Five Years Ended 12/31/25	8.66	8.32	6.92	6.97
Inception* through 12/31/25	8.34	8.03	6.79	6.84

Cumulative total returns
Without sales charges[1]
Class I (Inception date of 9/27/19 through 12/31/25)	65.13%
Class D (Inception date of 9/27/19 through 12/31/25)	62.22
Class S (Inception date of 9/27/19 through 12/31/25)	56.29
Class T (Inception date of 9/27/19 through 12/31/25)	56.75
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]
Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class S (prior to June 23, 2023), and Class T shares or a dealer manager fee with respect to Class T shares.

[2]
Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition,
Class S shares reflect the deduction of the maximum initial sales charge of 3.50% on purchases made prior to
June 23, 2023. Effective June 23, 2023, no sales load is paid with respect to purchases of Class S shares. Class T shares reflect the deduction of the maximum initial sales charge of 3.00% and a dealer manager fee of 0.50%.

*	Inception dates for Class I, D, S and T shares are September 27, 2019, September 27, 2019, September 27, 2019, and September 27, 2019, respectively.
10|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Historical performance
Value of $1,000,000 invested in
Class I Shares of Clarion Partners Real Estate Income Fund Inc. vs. S&P 500 Index and Bloomberg U.S. Aggregate Index† — September 27, 2019 - December 31, 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $1,000,000 invested in Class I shares of Clarion Partners Real Estate Income Fund Inc. on September 27, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2025. The hypothetical illustration also assumes a $1,000,000 investment in the S&P 500 Index and the Bloomberg U.S. Aggregate Index (together, the “Indices”). The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indices are unmanaged. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may differ from the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|11

Consolidated schedule of investments
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
Value
Private Real Estate — 83.8%
Equity — 56.2%
Real Estate Investments — 43.0%
Healthcare — 1.5%
55 Messina Drive, Braintree, MA		$17,900,000 (a)(b)
Industrial — 27.0%
100 Friars Boulevard, West Deptford, NJ		30,700,000 (a)(b)
3828 Civic Center, Las Vegas, NV		8,600,000 (a)(b)
12000 East 56th Avenue, Denver, CO		12,200,000 (a)(b)
15550 Export Plaza Drive, Houston, TX		11,000,000 (a)
Chino Industrial Portfolio, Chino, CA		29,700,000 (a)(b)
Crossroad Logistics, Tampa, FL		17,244,444 (a)(b)(c)
Hollywood Avenue, South Plainfield, NJ		21,100,000 (a)
Jedburg Logistics Park Building 2, Summerville, SC		26,400,000 (a)
Mack Place, South Plainfield, NJ		18,000,000 (a)
Nordeast Business Center, Minneapolis, MN		19,000,000 (a)
Pacific Golden Valley, Santa Clarita, CA		59,535,742 (a)(c)
Regional Airport Center II, Orlando, FL		18,800,000 (a)(b)
Rojas East Distribution Center, El Paso, TX		53,400,000 (a)(b)
Total Industrial		325,680,186
Mixed-Use — 2.9%
Congress Commons, Austin, TX		34,700,000 (a)(b)
Necessity Retail — 2.2%
Midtown Corner, Raleigh, NC		26,569,224 (a)(b)(c)
Office — 3.4%
The Sheds on Charlotte, Nashville, TN		41,200,000 (a)(b)
Residential — 6.0%
Anker Haus, Charlotte, NC		18,000,000 (a)(b)
Retreat at Weaverville, Weaverville, NC		53,700,000 (a)(b)
Total Residential		71,700,000

Total Real Estate Investments (Cost — $523,474,404)		517,749,410
Stated Ownership %(d)
Investments in Non-Consolidated Joint Ventures — 13.2%
Healthcare — 1.3%
Fusion Life Science HQ, Carlsbad, CA	85.0%	15,736,312 (a)(e)
Industrial — 2.0%
456 Sullivan Avenue, South Windsor, CT	95.0%	24,064,251 (a)(e)
Residential — 9.9%
7th Street Station, Corvallis, OR	95.0%	17,276,069 (a)(c)(e)
See Notes to Consolidated Financial Statements.
12|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
			Stated Ownership %(d)	Value
Investments in Non-Consolidated Joint Ventures — continued
Residential — continued
Gates at Marina, Marina, CA			87.5%	$27,148,928 (a)(e)
Highland Station, Louisville, KY			90.0%	18,479,327 (a)(c)(e)
Martinique Bay, Henderson, NV			80.0%	24,021,704 (a)(e)
Mosaic at Largo Station, Largo, MD			92.5%	32,365,695 (a)(e)
Total Residential				119,291,723

Total Investments in Non-Consolidated Joint Ventures (Cost — $152,853,905)				159,092,286

Total Equity (Cost — $676,328,309)				676,841,696
	Rate	Maturity Date	Face Amount
Real Estate Lending — 27.6%
Investments in Real Estate Loans — 16.6%
Industrial — 4.1%
Agellan Portfolio III Mezzanine Loan (SOFR + 5.750%)	9.500%	7/9/27	$50,000,000	50,000,000 (a)(f)
Mixed-Use — 1.5%
Aertson Midtown Mezzanine B Loan	9.140%	1/31/26	18,000,000	17,995,104 (a)
Office — 1.2%
Memphis Logistics Mezzanine Loan (SOFR + 6.464%, 0.150% SOFR floor)	10.242%	8/9/26	14,000,000	14,000,000 (a)(f)
Residential — 9.8%
Pearl at Boulder Creek Senior Loan (SOFR + 3.400%, 3.500% SOFR floor)	7.273%	3/1/28	45,132,023	45,132,023 (a)(f)
The Biltmore Mezzanine Loan (SOFR + 7.250%, 3.000% SOFR floor)	11.010%	4/11/26	43,000,000	43,000,000 (a)(f)
The Lodge Mezzanine Loan	7.400%	7/1/27	21,400,000	21,400,000 (a)
The Parker off Pearl Mezzanine Loan	7.400%	7/1/27	8,100,000	8,100,000 (a)
Total Residential				117,632,023

Total Investments in Real Estate Loans (Cost — $199,632,023)				199,627,127
Senior Lending — 9.4%
Industrial — 9.4%
73rd and Washington Senior Loan (SOFR + 6.000%, 3.000% SOFR floor)	9.873%	6/1/26	22,075,965	22,075,965 (a)(f)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|13

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Senior Lending — continued
Industrials — continued
National IOS Portfolio Senior Loan (SOFR + 3.700%, 3.500% SOFR floor)	7.478%	3/26/27	$66,500,000	$66,500,000 (a)(f)
Summit at Surprise Senior Loan (SOFR + 5.000%, 5.329% SOFR floor)	10.329%	9/1/26	25,395,893	25,395,893 (a)(f)

Total Senior Lending (Cost — $113,971,858)				113,971,858
Preferred Equity — 1.6%
Residential — 1.6%
Avilla Enclave	10.125%	3/13/33	10,491,105	10,491,105 (a)
Avilla Suncoast (SOFR + 6.750%, 4.620% SOFR floor)	11.370%	3/29/33	8,527,108	8,527,108 (a)(f)

Total Preferred Equity (Cost — $19,018,213)				19,018,213

Total Real Estate Lending (Cost — $332,622,094)				332,617,198

Total Private Real Estate (Cost — $1,008,950,403)				1,009,458,894
Publicly-Traded Real Estate Securities — 21.0%
Collateralized Mortgage Obligations(g) — 17.5%
280 Park Avenue Mortgage Trust, 2017- 280P E (1 mo. Term SOFR + 2.419%)	6.197%	9/15/34	2,130,000	2,106,022 (h)(i)
A10 Issuer LLC, 2025-FL6 A (1 mo. Term SOFR + 1.465%)	5.215%	5/15/42	2,500,000	2,497,118 (h)(i)
Anchor Mortgage Trust, 2025-RTL1 A2	6.358%	5/25/40	1,470,000	1,483,075 (h)
Angel Oak Mortgage Trust, 2025-6 A3	5.920%	4/25/70	811,749	820,643 (h)
Arbor Realty Commercial Real Estate Notes LLC, 2025-FL1 D (1 mo. Term SOFR + 3.293%)	7.027%	1/20/43	920,000	919,520 (h)(i)
Arbor Realty Commercial Real Estate Notes LLC, 2025-FL1 E (1 mo. Term SOFR + 3.942%)	7.676%	1/20/43	720,000	719,595 (h)(i)
AREIT, 2025-CRE11 A (1 mo. Term SOFR + 1.550%)	5.550%	7/25/43	2,580,000	2,585,424 (h)(i)
Atrium Hotel Portfolio Trust, 2017-ATRM E (1 mo. Term SOFR + 3.347%)	7.098%	12/15/36	1,700,000	1,571,650 (h)(i)
BANK, 2021-BN34 F	2.250%	6/15/63	850,000	413,038 (h)
BANK, 2021-BN35 H	1.662%	6/15/64	1,050,000	417,631 (h)(i)
BANK, 2021-BN35 K	1.662%	6/15/64	3,076,923	1,144,910 (h)(i)
BANK, 2022-BNK43 E	3.000%	8/15/55	2,125,000	1,466,428 (h)
BANK, 2022-BNK44 D	4.000%	11/15/32	1,000,000	790,151 (h)(i)
BANK, 2022-BNK44 E	4.000%	11/15/32	300,000	205,516 (h)(i)
BANK, 2023-BNK45 E	4.000%	2/15/56	637,000	470,892 (h)
See Notes to Consolidated Financial Statements.
14|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
BANK, 2023-BNK46 D	4.000%	8/15/56	$2,000,000	$1,576,111 (h)
Bank of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 E	4.496%	2/15/50	1,000,000	822,229 (h)(i)
BANK5, 2024-5YR12 F	4.802%	12/15/57	300,000	241,350 (i)
Bellemeade Re Ltd., 2025-1 M2 (30 Day Average SOFR + 3.900%)	7.774%	10/25/35	2,400,000	2,415,713 (h)(i)
Benchmark Mortgage Trust, 2023-V3 D	4.000%	7/15/56	450,000	404,263 (h)
BF Mortgage Trust, 2019-NYT D (1 mo. Term SOFR + 2.297%)	6.048%	12/15/35	2,085,600	1,989,752 (h)(i)
BRAVO Residential Funding Trust, 2024- NQM5 A3	6.158%	6/25/64	709,605	715,524 (h)
BRAVO Residential Funding Trust, 2025- NQM1 A3	5.908%	12/25/64	629,408	634,263 (h)
BRAVO Residential Funding Trust, 2025- NQM7 A3	5.814%	7/25/65	1,801,689	1,815,504 (h)
BRAVO Residential Funding Trust, 2025- NQM8 A3	5.589%	6/25/65	983,659	988,702 (h)
BRES Commercial Mortgage Trust, 2025- ATCAP F (1 mo. Term SOFR + 5.189%)	8.939%	11/15/42	2,000,000	2,015,162 (h)(i)
BWAY Mortgage Trust, 2013-1515 F	3.927%	3/10/33	2,000,000	1,704,618 (h)(i)
BX Commercial Mortgage Trust, 2019-IMC G (1 mo. Term SOFR + 3.646%)	7.396%	4/15/34	1,869,000	1,809,252 (h)(i)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	7.856%	2/15/39	350,000	350,437 (h)(i)
BX Commercial Mortgage Trust, 2024- BIO2 D	7.713%	8/13/41	2,000,000	1,954,582 (h)(i)
CAFL Issuer LLC, 2023-RTL1 A2	9.300%	12/28/30	580,000	580,000 (h)
CAFL Issuer LLC, 2024-RTL1 A2	8.680%	11/28/31	940,000	962,786 (h)
Chase Mortgage Finance Corp., 2016-SH2 M4	3.701%	12/25/45	714,327	665,403 (h)(i)
CIP Commercial Mortgage Trust, 2025- SBAY E (1 mo. Term SOFR + 3.750%)	7.500%	10/15/37	2,200,000	2,211,342 (h)(i)
Citigroup Commercial Mortgage Trust, 2015-GC29 C	3.976%	4/10/48	1,600,000	1,461,900 (i)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	90,883	88,230 (h)
COLT Mortgage Loan Trust, 2022-2 B1	3.950%	2/25/67	500,000	420,632 (h)(i)
COLT Mortgage Loan Trust, 2025-6 A2	5.783%	8/25/70	1,813,871	1,830,467 (h)
COLT Mortgage Loan Trust, 2025-11 A3	5.409%	11/25/70	1,590,000	1,594,668 (h)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|15

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.047%	8/15/48	$1,000,000	$917,188 (i)
CSMC Trust, 2017-CHOP F (PRIME + 1.294%)	8.044%	7/15/32	400,000	398,151 (h)(i)
CSMC Trust, 2017-CHOP H (PRIME + 4.294%)	11.044%	7/15/32	1,000,000	961,600 (h)(i)
CSMC Trust, 2020-FACT E (1 mo. Term SOFR + 5.476%)	9.227%	10/15/37	1,500,000	1,366,802 (h)(i)
DBWF Mortgage Trust, 2015-LCM B	3.421%	6/10/34	2,000,000	1,928,666 (h)(i)
Dwight Issuer LLC, 2025-FL1 A (1 mo. Term SOFR + 1.662%)	5.396%	6/18/42	1,000,000	1,003,195 (h)(i)
Dwight Issuer LLC, 2025-FL1 E (1 mo. Term SOFR + 4.938%)	8.672%	6/18/42	750,000	751,454 (h)(i)
Eagle RE Ltd., 2023-1 M1B (30 Day Average SOFR + 3.950%)	7.815%	9/26/33	1,000,000	1,027,678 (h)(i)
Eagle RE Ltd., 2023-1 M2 (30 Day Average SOFR + 5.200%)	9.065%	9/26/33	920,000	974,930 (h)(i)
EFMT, 2025-NQM5 B1	6.716%	11/25/70	1,395,500	1,401,000 (h)(i)
Ellington Financial Mortgage Trust, 2022-1 B1	3.864%	1/25/67	750,000	569,293 (h)(i)
Ellington Financial Mortgage Trust, 2025- INV1 B1	7.185%	3/25/70	750,000	760,137 (h)(i)
FARM Mortgage Trust, 2024-2 B	5.584%	8/1/54	612,657	556,522 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2021-MN1 M2 (30 Day Average SOFR + 3.750%)	7.624%	1/25/51	3,292,000	3,405,537 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2021-MN2 M2 (30 Day Average SOFR + 3.350%)	7.224%	7/25/41	2,437,449	2,444,385 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	3,612,242	530,727
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5159 IP, IO, PAC	3.000%	11/25/51	4,752,495	698,993
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5408 GI, IO, PAC	6.500%	4/25/54	2,783,793	494,347
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5408 PI, IO, PAC	6.500%	3/25/54	551,563	107,213
See Notes to Consolidated Financial Statements.
16|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5482 FC (30 Day Average SOFR + 1.300%)	5.174%	12/25/54	$3,891,353	$3,916,031 (i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5491 FA (30 Day Average SOFR + 1.300%)	5.174%	1/25/55	3,122,189	3,140,377 (i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5523 IQ, IO, PAC	6.500%	4/25/55	3,368,078	602,469
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5549 AF (30 Day Average SOFR + 1.500%)	5.374%	6/25/55	8,504,781	8,608,112 (i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA2 B2 (30 Day Average SOFR + 4.914%)	8.789%	2/25/50	750,000	828,175 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	10.124%	10/25/33	725,000	906,716 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	9.374%	1/25/34	1,500,000	1,798,619 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	11.374%	10/25/41	750,000	783,394 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA7 B2 (30 Day Average SOFR + 7.800%)	11.674%	11/25/41	500,000	525,806 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-HQA4 B2 (30 Day Average SOFR + 7.000%)	10.874%	12/25/41	640,000	671,011 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA2 M2 (30 Day Average SOFR + 3.750%)	7.624%	2/25/42	1,446,000	1,489,766 (h)(i)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|17

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2025-DNA1 M2 (30 Day Average SOFR + 1.350%)	5.224%	1/25/45	$1,580,000	$1,582,512 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2025-DNA2 M2 (30 Day Average SOFR + 1.500%)	5.374%	5/25/45	1,150,000	1,151,554 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-1 M2	4.000%	1/25/56	1,563,441	1,520,349 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-4 M	4.750%	3/25/58	1,000,000	974,067 (h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 B (30 Day Average SOFR + 10.114%)	13.989%	7/25/28	511,162	514,020 (i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Securitized Participation Interests Trust, 2017-SPI1 B	4.106%	9/25/47	152,786	111,775 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2018-HQA2 B2 (30 Day Average SOFR + 11.114%)	14.989%	10/25/48	880,000	1,093,154 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-DNA3 B2 (30 Day Average SOFR + 8.264%)	12.139%	7/25/49	750,000	838,951 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR1 B2 (30 Day Average SOFR + 8.464%)	12.339%	1/25/48	660,000	783,461 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR3 B2 (30 Day Average SOFR + 4.914%)	8.986%	9/25/47	800,000	872,519 (h)(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR4 B2 (30 Day Average SOFR + 5.114%)	8.989%	11/25/47	750,000	825,702 (h)(i)
See Notes to Consolidated Financial Statements.
18|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-HQA3 B2 (30 Day Average SOFR + 7.614%)	11.489%	9/25/49	$970,000	$1,086,533 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	7.239%	1/25/40	140,000	142,655 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	6.974%	10/25/41	500,000	508,221 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B2 (30 Day Average SOFR + 6.000%)	9.874%	10/25/41	1,500,000	1,549,508 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	9.374%	12/25/41	695,000	719,026 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2022-R01 1B2 (30 Day Average SOFR + 6.000%)	9.874%	12/25/41	2,000,000	2,073,947 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2022-R02 2B2 (30 Day Average SOFR + 7.650%)	11.524%	1/25/42	1,000,000	1,056,413 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2024-R01 1B2 (30 Day Average SOFR + 4.000%)	7.874%	1/25/44	340,000	359,890 (h)(i)
Federal National Mortgage Association (FNMA) — CAS, 2024-R02 1B1 (30 Day Average SOFR + 2.500%)	6.374%	2/25/44	1,000,000	1,020,168 (h)(i)
Federal National Mortgage Association (FNMA) REMIC, 2020-15 IA, IO	3.000%	3/25/50	3,485,388	494,470
Federal National Mortgage Association (FNMA) REMIC, 2021-78 CI, IO	4.500%	11/25/51	2,375,281	546,248
Federal National Mortgage Association (FNMA) REMIC, 2022-62 FM (30 Day Average SOFR + 0.650%)	4.524%	9/25/52	9,935,885	9,807,311 (i)
Federal National Mortgage Association (FNMA) REMIC, 2024-19 PI, IO, PAC	6.500%	1/25/54	2,930,946	516,838
Federal National Mortgage Association (FNMA) REMIC, 2025-70 CF (30 Day Average SOFR + 1.400%)	5.274%	9/25/55	1,341,353	1,354,427 (i)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|19

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	10.409%	7/25/31	$654,865	$603,893 (h)(i)
FS Rialto Issuer LLC, 2025-FL10 D (1 mo. Term SOFR + 2.696%)	6.427%	8/19/42	1,000,000	980,656 (h)(i)
Government National Mortgage Association (GNMA), 2015-152 PI, IO, PAC	4.000%	10/20/45	2,380,969	478,706
Government National Mortgage Association (GNMA), 2022-213 IJ, IO	5.000%	5/20/49	1,128,428	219,519
Government National Mortgage Association (GNMA), 2023-184 HI, IO	7.000%	12/20/53	1,049,543	221,308
Government National Mortgage Association (GNMA), 2024-151 KS, IO (-1.000 x 30 Day Average SOFR + 6.050%)	2.132%	9/20/54	4,878,265	444,606 (i)
Government National Mortgage Association (GNMA), 2025-108 SC, IO (-1.000 x 30 Day Average SOFR + 5.880%)	1.962%	6/20/55	4,802,466	412,364 (i)
Government National Mortgage Association (GNMA), 2025-114 WS, IO (-1.000 x 30 Day Average SOFR + 5.150%)	1.232%	7/20/55	9,578,500	444,713 (i)
Government National Mortgage Association (GNMA), 2025-141 SE, IO (-1.000 x 30 Day Average SOFR + 5.850%)	1.932%	8/20/55	5,262,489	468,854 (i)
Greystone CRE Notes, 2024-HC3 D (1 mo. Term SOFR + 5.333%)	9.083%	3/15/41	750,000	755,433 (h)(i)
Greystone CRE Notes LLC, 2025-FL4 A (1 mo. Term SOFR + 1.481%)	5.231%	1/15/43	1,480,000	1,483,648 (h)(i)
Greystone CRE Notes LLC, 2025-HC4 D (1 mo. Term SOFR + 3.940%)	7.690%	10/15/42	2,000,000	1,992,798 (h)(i)
GS Mortgage Securities Corp. II, 2024- 70P E	8.965%	3/10/41	1,050,000	1,091,781 (h)(i)
GS Mortgage Securities Corp. Trust, 2017- 375H A	3.475%	9/10/37	2,500,000	2,437,218 (h)(i)
GS Mortgage Securities Trust, 2014-GC24 B	4.430%	9/10/47	2,000,000	1,930,588 (i)
GS Mortgage Securities Trust, 2015-GC28 D	4.424%	2/10/48	210,643	201,911 (h)(i)
See Notes to Consolidated Financial Statements.
20|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
GS Mortgage Securities Trust, 2015-GC32 D	3.345%	7/10/48	$28,145	$27,598
HIH Trust, 2024-61P F (1 mo. Term SOFR + 5.437%)	9.187%	10/15/41	1,477,881	1,491,182 (h)(i)
HIT Trust, 2022-HI32 G (1 mo. Term SOFR + 7.228%)	10.978%	7/15/39	800,000	810,329 (h)(i)
HIT Trust, 2022-HI32 J (1 mo. Term SOFR + 9.122%)	12.872%	7/15/39	240,000	242,633 (h)(i)
Home RE Ltd., 2023-1 M2 (30 Day Average SOFR + 6.000%)	9.865%	10/25/33	500,000	536,715 (h)(i)
HOMES Trust, 2024-NQM1 A1	5.915%	7/25/69	706,213	713,684 (h)
HOMES Trust, 2025-NQM1 A3	5.961%	1/25/70	739,961	746,342 (h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-JP1 D	4.280%	1/15/49	1,500,000	1,323,502 (i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (PRIME + 0.964%)	7.714%	10/15/32	80,707	80,604 (h)(i)
JPMorgan Mortgage Trust, 2015-4 B2	3.507%	6/25/45	283,497	266,003 (h)(i)
JPMorgan Mortgage Trust, 2025-NQM5 A1	4.879%	5/25/65	1,500,000	1,501,595 (h)(i)
KIND Trust, 2021-KIND E (1 mo. Term SOFR + 3.364%)	7.120%	8/15/38	991,855	982,804 (h)(i)
KREF Ltd., 2021-FL2 C (1 mo. Term SOFR + 2.114%)	5.850%	2/15/39	928,500	915,253 (h)(i)
LHOME Mortgage Trust, 2024-RTL1 A2	9.165%	1/25/29	650,000	658,291 (h)
LHOME Mortgage Trust, 2024-RTL2 A2	8.897%	3/25/29	440,000	444,381 (h)
LHOME Mortgage Trust, 2024-RTL5 A1	5.323%	9/25/39	1,500,000	1,503,944 (h)
LHOME Mortgage Trust, 2025-RTL1 M1	7.023%	1/25/40	500,000	507,386 (h)(i)
MF1 LLC, 2022-FL10 E (1 mo. Term SOFR + 6.229%)	9.960%	9/17/37	1,500,000	1,515,136 (h)(i)
MF1 LLC, 2025-FL17 D (1 mo. Term SOFR + 2.741%)	6.475%	2/18/40	2,340,000	2,329,677 (h)(i)
MF1 LLC, 2025-FL17 E (1 mo. Term SOFR + 3.490%)	7.224%	2/18/40	360,000	357,526 (h)(i)
MF1 LLC, 2025-FL19 D (1 mo. Term SOFR + 3.440%)	7.174%	5/18/42	1,000,000	1,009,922 (h)(i)
MF1 Ltd., 2021-FL7 E (1 mo. Term SOFR + 2.914%)	6.649%	10/16/36	1,000,000	984,984 (h)(i)
MF1 Ltd., 2022-FL8 D (1 mo. Term SOFR + 2.650%)	6.381%	2/19/37	2,715,000	2,713,714 (h)(i)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|21

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
MF1 Trust, 2024-FL15 D (1 mo. Term SOFR + 4.038%)	7.772%	8/18/41	$400,000	$401,478 (h)(i)
MF1 Trust, 2024-FL16 A (1 mo. Term SOFR + 1.541%)	5.275%	11/18/39	1,000,000	1,001,807 (h)(i)
Morgan Stanley Capital I Trust, 2016- BNK2 B	3.485%	11/15/49	500,000	465,275
Morgan Stanley Capital I Trust, 2021-230P B (1 mo. Term SOFR + 1.563%)	5.314%	12/15/38	1,500,000	1,402,586 (h)(i)
Morgan Stanley Residential Mortgage Loan Trust, 2025-NQM9 A3	5.321%	9/25/70	2,941,658	2,948,427 (h)
MSWF Commercial Mortgage Trust, 2023-1 E	4.000%	5/15/56	1,344,000	995,296 (h)
MTN Commercial Mortgage Trust, 2022- LPFL F (1 mo. Term SOFR + 5.285%)	9.045%	3/15/39	500,000	501,744 (h)(i)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.608%)	11.358%	1/15/39	3,000,000	1,977,495 (h)(i)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	8.943%	3/15/35	1,500,000	1,492,915 (h)(i)
New Residential Mortgage Loan Trust, 2017-1A B6	5.311%	2/25/57	1,543,186	1,454,057 (h)(i)
New Residential Mortgage Loan Trust, 2017-5A B5	5.924%	6/25/57	566,783	534,593 (h)(i)
New Residential Mortgage Loan Trust, 2017-6A B3	4.700%	8/27/57	580,208	576,542 (h)(i)
New Residential Mortgage Loan Trust, 2022-NQM4 A3	5.000%	6/25/62	722,625	718,555 (h)
New Residential Mortgage Loan Trust, 2024-RTL1 M1	9.298%	3/25/39	270,000	271,535 (h)(i)
New Residential Mortgage Loan Trust, 2024-RTL1 M2	9.298%	3/25/39	610,000	610,664 (h)(i)
New Residential Mortgage Loan Trust, 2025-NQM5 A3	5.464%	8/25/65	2,058,831	2,069,186 (h)
NRM FHT1 Excess Owner LLC, 2025- FHT1 A	6.545%	3/25/32	638,605	646,081 (h)
OBX Trust, 2025-NQM8 A3	5.826%	3/25/65	1,212,909	1,221,975 (h)
OBX Trust, 2025-NQM10 A3	5.706%	5/25/65	1,386,337	1,394,731 (h)
Opteum Mortgage Acceptance Corp. Trust, 2006-1 1AC1 (1 mo. Term SOFR + 0.714%)	4.446%	4/25/36	965,467	923,063 (i)
See Notes to Consolidated Financial Statements.
22|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
PRKCM Trust, 2025-AFC1 A1	5.101%	10/25/60	$1,969,274	$1,973,708 (h)(i)
PRPM LLC, 2025-RCF3 A2	5.250%	7/25/55	730,000	732,429 (h)
PRPM LLC, 2025-RCF5 A3	5.460%	10/25/55	2,000,000	1,997,244 (h)
Saluda Grade Alternative Mortgage Trust, 2024-RTL4 A2	7.500%	2/25/30	580,000	579,882 (h)
Santander Mortgage Asset Receivable Trust, 2025-NQM2 A3	6.036%	2/25/65	898,148	905,732 (h)
Santander Mortgage Asset Receivable Trust, 2025-NQM3 A2	5.852%	5/25/65	1,747,402	1,762,378 (h)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	9.750%	2/15/39	824,109	807,212 (h)(i)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	11.250%	2/15/39	549,406	504,858 (h)(i)
STWD LLC, 2025-FL4 A (1 mo. Term SOFR + 1.450%)	5.181%	11/19/42	2,850,000	2,855,137 (h)(i)
SWCH Commercial Mortgage Trust, 2025- DATA E (1 mo. Term SOFR + 3.340%)	7.090%	2/15/42	1,000,000	996,050 (h)(i)
Toorak Mortgage Trust, 2024-RRTL2 B2	9.191%	9/25/39	900,000	907,673 (h)(i)
Towd Point Mortgage Trust, 2017-3 B5	3.856%	7/25/57	1,176,647	802,443 (h)(i)
TRTX Issuer Ltd., 2022-FL5 E (1 mo. Term SOFR + 4.350%)	8.086%	2/15/39	500,000	502,291 (h)(i)
UBS Commercial Mortgage Trust, 2017-C3 C	4.355%	8/15/50	1,600,000	1,504,024 (i)
UBS Commercial Mortgage Trust, 2018- C15 C	5.137%	12/15/51	650,000	625,511 (i)
Verus Securitization Trust, 2023-5 B1	7.971%	6/25/68	2,000,000	2,017,310 (h)(i)
Verus Securitization Trust, 2023-7 B1	7.899%	10/25/68	590,000	598,750 (h)(i)
Verus Securitization Trust, 2024-4 B1	7.643%	6/25/69	240,000	243,889 (h)(i)
Verus Securitization Trust, 2024-4 B2	8.013%	6/25/69	320,000	324,373 (h)(i)
Verus Securitization Trust, 2024-8 B1	7.032%	10/25/69	1,000,000	1,011,916 (h)(i)
Verus Securitization Trust, 2024-INV1 A3	6.470%	3/25/69	725,837	732,863 (h)
Verus Securitization Trust, 2025-4 A3	5.753%	5/25/70	1,296,574	1,304,845 (h)
Verus Securitization Trust, 2025-11 A3	5.270%	11/25/70	2,987,255	2,989,071 (h)
Verus Securitization Trust, 2025-R1 A3	5.774%	5/25/65	885,344	893,447 (h)
Verus Securitization Trust, 2025-R1 B1	6.400%	5/25/65	1,050,000	1,048,548 (h)(i)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.126%	5/15/48	685,217	653,533 (i)
Wells Fargo Commercial Mortgage Trust, 2017-C42 D	2.800%	12/15/50	1,500,000	990,266 (h)(i)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|23

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(g) — continued
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.454%	12/15/39	$750,000	$562,346 (h)(i)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	4.928%	12/15/39	500,000	434,253 (h)(i)

Total Collateralized Mortgage Obligations (Cost — $209,419,865)				210,637,704
Asset-Backed Securities — 2.6%
Abry Liquid Credit CLO Ltd., 2025-2A A1 (3 mo. Term SOFR + 1.310%)	4.995%	1/15/38	400,000	400,000 (h)(i)
AGL CLO Ltd., 2024-35A C (3 mo. Term SOFR + 1.900%)	5.770%	1/21/38	500,000	502,802 (h)(i)
AGL CLO Ltd., 2025-42A B (3 mo. Term SOFR + 1.650%)	5.919%	7/22/38	500,000	502,921 (h)(i)
AIMCO CLO Ltd., 2021-16A BR (3 mo. Term SOFR + 1.650%)	5.532%	7/17/37	500,000	501,158 (h)(i)
Antares CLO Ltd., 2018-1A A1R (3 mo. Term SOFR + 1.370%)	5.254%	4/20/38	300,000	299,922 (h)(i)
Apex Credit CLO LLC, 2021-2A A2R (3 mo. Term SOFR + 1.850%)	5.734%	10/20/34	470,000	471,057 (h)(i)
Apidos CLO Ltd., 2017-28A A2R (3 mo. Term SOFR + 1.650%)	5.924%	10/20/38	750,000	753,122 (h)(i)
Apidos CLO Ltd., 2023-45A CR (3 mo. Term SOFR + 1.900%)	5.758%	7/26/38	500,000	502,920 (h)(i)
Apidos Loan Fund Ltd., 2024-1A A1R (3 mo. Term SOFR + 1.250%)	5.377%	10/25/38	560,000	560,718 (h)(i)
Apollo Aviation Securitization Equity Trust, 2024-1A A2	6.261%	5/16/49	916,928	943,494 (h)
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. Term SOFR + 1.239%)	3.913%	9/25/33	220,596	210,567 (i)
Atlas Senior Loan Fund Ltd., 2025-26A AN (3 mo. Term SOFR + 1.340%)	5.208%	10/22/38	330,000	330,795 (h)(i)
Atlas Senior Loan Fund Ltd., 2025-26A AY (3 mo. Term SOFR + 1.330%)	5.198%	10/22/38	120,000	120,292 (h)(i)
Avis Budget Rental Car Funding AESOP LLC, 2024-2A D	7.430%	10/20/28	1,000,000	1,023,158 (h)
Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A B	5.682%	12/16/41	488,326	489,419 (h)
CarVal CLO Ltd., 2024-3A B (3 mo. Term SOFR + 1.750%)	5.634%	10/20/37	390,000	391,139 (h)(i)
CIFC Funding Ltd., 2018-4A CR (3 mo. Term SOFR + 1.750%)	5.632%	1/17/38	500,000	502,215 (h)(i)
See Notes to Consolidated Financial Statements.
24|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Dividend Solar Loans LLC, 2018-1 B	4.290%	7/20/38	$1,584,870	$1,498,333 (h)
Driven Brands Funding LLC, 2024-1A A2	6.372%	10/20/54	987,500	1,022,994 (h)
EWC Master Issuer LLC, 2022-1A A2	5.500%	3/15/52	965,000	954,514 (h)
GGAM Master Trust International Ltd., 2025-1A A	5.923%	9/30/60	1,100,000	1,109,516 (h)
GoldenTree Loan Management US CLO Ltd., 2024-20A B (3 mo. Term SOFR + 1.800%)	5.684%	7/20/37	350,000	351,658 (h)(i)
Hardee’s Funding LLC, 2024-1A A2	7.253%	3/20/54	982,500	1,017,287 (h)
Home Partners of America Trust, 2021-2 F	3.799%	12/17/26	479,748	470,459 (h)
HSI Asset Securitization Corp. Trust, 2005-I1 2A4 (1 mo. Term SOFR + 0.894%)	4.626%	11/25/35	392,706	370,947 (i)
Invesco US CLO Ltd., 2023-3A BR (3 mo. Term SOFR + 1.750%)	5.655%	7/15/38	470,000	473,474 (h)(i)
Long Beach Mortgage Loan Trust, 2005-1 M4 (1 mo. Term SOFR + 1.389%)	5.121%	2/25/35	125,310	124,228 (i)
MetroNet Infrastructure Issuer LLC, 2025-2A C	7.830%	8/20/55	970,000	998,440 (h)
Morgan Stanley ABS Capital Inc. Trust, 2004-HE6 A2 (1 mo. Term SOFR + 0.794%)	4.526%	8/25/34	2,227,299	2,116,313 (i)
Morgan Stanley ABS Capital Inc. Trust, 2005-HE2 M2 (1 mo. Term SOFR + 0.774%)	4.506%	1/25/35	963,350	948,021 (i)
National Collegiate Student Loan Trust, 2006-3 B (1 mo. Term SOFR + 0.474%)	4.206%	1/26/32	904,716	852,222 (i)
Neighborly Issuer LLC, 2023-1A A2	7.308%	1/30/53	1,205,900	1,223,470 (h)
NRM Excess LLC, 2024-FNT1 A	7.398%	11/25/31	450,992	459,428 (h)
RAAC Trust, 2007-SP1 M3 (1 mo. Term SOFR + 1.614%)	5.346%	3/25/37	609,932	512,723 (i)
RASC Trust, 2006-KS1 M3 (1 mo. Term SOFR + 0.534%)	4.476%	2/25/36	1,500,000	1,471,682 (i)
SEB Funding LLC, 2024-1A A2	7.386%	4/30/54	1,000,000	1,023,959 (h)
ServiceMaster Funding LLC, 2021-1 A2II	3.113%	7/30/51	899,166	780,747 (h)
Switch ABS Issuer LLC, 2025-1A A2	5.036%	3/25/55	1,000,000	984,730 (h)
Symphony CLO Ltd., 2020-24A C1R (3 mo. Term SOFR + 1.800%)	5.931%	10/23/35	330,000	330,753 (h)(i)
Trinitas CLO Ltd., 2021-16A A1R (3 mo. Term SOFR + 1.130%)	5.014%	7/20/34	320,000	320,071 (h)(i)
Trinitas CLO Ltd., 2021-18A BR (3 mo. Term SOFR + 1.750%)	5.634%	1/20/35	470,000	470,914 (h)(i)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|25

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Trinitas CLO Ltd., 2025-32A B1 (3 mo. Term SOFR + 1.750%)	6.022%	7/23/38	$470,000	$473,296 (h)(i)
Voya CLO Ltd., 2025-4A C (3 mo. Term SOFR + 1.900%)	5.805%	10/15/38	330,000	331,945 (h)(i)
Wave LLC, 2019-1 A	3.597%	9/15/44	887,866	872,559 (h)
Wave LLC, 2019-1 B	4.581%	9/15/44	916,802	892,456 (h)
Willis Engine Structured Trust, 2025-A B	6.070%	6/15/50	982,290	999,909 (h)

Total Asset-Backed Securities (Cost — $31,700,936)				31,962,747
			Shares
Preferred Stocks — 0.5%
Financials — 0.5%
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
AGNC Investment Corp., Non Voting Shares (3 mo. Term SOFR + 4.959%)	8.863%		72,596	1,781,506 (i)
Arbor Realty Trust Inc., Non Voting Shares (6.250% to 10/12/26 then 3 mo. Term SOFR + 5.440%)	6.250%		45,278	985,249 (i)
Chimera Investment Corp., Non Voting Shares (3 mo. Term SOFR + 5.005%)	8.690%		76,166	1,624,621 (i)
MFA Financial Inc., Non Voting Shares (3 mo. Term SOFR + 5.607%)	9.258%		62,186	1,419,084 (i)

Total Preferred Stocks (Cost — $5,822,894)				5,810,460
		Maturity Date	Face Amount
Corporate Bonds & Notes — 0.3%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	$1,600,000	1,396,000 (h)

Financials — 0.1%
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Arbor Realty SR Inc., Senior Notes	8.500%	12/15/28	600,000	597,797 (h)
Arbor Realty SR Inc., Senior Notes	7.875%	7/15/30	1,080,000	1,033,348 (h)

Total Financials				1,631,145
See Notes to Consolidated Financial Statements.
26|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value

Health Care — 0.1%
Health Care Providers & Services — 0.1%
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	$720,000	$641,484 (h)

Total Corporate Bonds & Notes (Cost — $3,870,995)				3,668,629
Convertible Bonds & Notes — 0.1%
Financials — 0.1%
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Two Harbors Investment Corp., Senior Notes (Cost — $1,708,586)	6.250%	1/15/26	1,710,000	1,705,725

Total Publicly-Traded Real Estate Securities (Cost — $252,523,276)				253,785,265
Total Investments before Short-Term Investments (Cost — $1,261,473,679)				1,263,244,159
			Shares
Short-Term Investments — 1.9%
Dreyfus Government Cash Management, Institutional Shares (Cost — $22,482,817)	3.672%		22,482,817	22,482,817 (j)
Total Investments — 106.7% (Cost — $1,283,956,496)				1,285,726,976
Other Liabilities in Excess of Other Assets — (6.7)%				(80,514,118)
Total Net Assets Applicable to Common Shareholders — 100.0%				$1,205,212,858

(a)	Investment is valued using significant unobservable inputs (Note 1).
(b)	Investment is pledged as collateral pursuant to the loan agreement (Note 6).
(c)	Investment is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(d)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.
(e)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2025, the total market value of investments in Affiliated Companies was $159,092,286 and the cost was $152,853,905 (Note 13).

(f)	Floating rate investment. Interest rate disclosed is as of the most recent information available.
(g)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(i)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|27

Consolidated schedule of investments (cont’d)
December 31, 2025
 Clarion Partners Real Estate Income Fund Inc.
Abbreviation(s) used in this schedule:
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
IO	—	Interest Only
PAC	—	Planned Amortization Class
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
At December 31, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	185	3/26	$20,908,766	$20,800,937	$107,829
See Notes to Consolidated Financial Statements.
28|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Consolidated statement of assets and liabilities
December 31, 2025

Assets:
Investments, at value (Cost — $1,283,956,496)	$1,285,726,976
Cash	6,551,221
Interest and dividends receivable	3,780,667
Receivable for Fund shares sold	1,125,944
Deferred loan financing costs	514,931
Deposits with brokers for open futures contracts	362,003
Receivable from brokers — net variation margin on open futures contracts	37,579
Other receivables	1,863,663
Prepaid expenses	1,000,070
Total Assets	1,300,963,054
Liabilities:
Loan payable (Note 6)	80,800,000
Distributions payable to Common Shareholders	3,577,486
Tenant security deposits	1,849,251
Real estate taxes and insurance payable	1,702,574
Investment management fee payable	922,128
Deferred origination fees	851,138
Interest and commitment fees payable	239,509
Service and/or distribution fees payable	142,452
Directors’ fees payable	971
Accrued expenses and accounts payable	5,664,687
Total Liabilities	95,750,196
Total Net Assets Applicable to Common Shareholders	$1,205,212,858
Net Assets Applicable to Common Shareholders:
Common stock par value (Note 11)	$106,096
Paid-in capital in excess of par value	1,144,385,538
Total distributable earnings (loss), net of income taxes	60,721,224
Total Net Assets Applicable to Common Shareholders	$1,205,212,858
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|29

Consolidated statement of assets and liabilities
(cont’d)
December 31, 2025
Net Assets:
Class I	$988,544,844
Class D	$24,874,865
Class S	$50,458,318
Class T	$141,334,831
Common Shares Outstanding:
Class I	87,006,154
Class D	2,190,153
Class S	4,445,159
Class T	12,454,622
Net Asset Value Per Common Share:
Class I	$11.36
Class D	$11.36
Class S	$11.35
Class T	$11.35
Maximum Public Offering Price Per Share:
Class T (based on maximum initial sales charge of 3.00% and dealer manager fee of 0.50%)	$11.76
See Notes to Consolidated Financial Statements.
30|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Consolidated statement of operations
For the Year Ended December 31, 2025

Investment Income:
Interest – private real estate	$30,946,149
Rental income	28,269,441
Interest – real estate securities and other investments	14,272,563
Dividends from non-consolidated joint ventures and investments	8,171,144
Total Investment Income	81,659,297
Expenses: Fund Operating Expenses
Investment management fee (Note 2)	12,786,120
Transfer agent fees (Note 9)	2,283,241
Service and/or distribution fees (Notes 2 and 9)	1,533,365
Interest expense (Note 6)	1,231,317
Legal fees	921,965
Audit and tax fees	801,650
Amortization of deferred loan financing costs	435,084
Directors’ fees	345,186
Commitment fees (Note 6)	264,507
Fees recaptured by investment manager (Note 2)	45,587
Other fund operating expenses	894,848
Total Fund Operating Expenses	21,542,870
Private Real Estate Expenses
Real estate taxes and insurance	4,642,484
Real estate operating expenses	3,222,102
Real estate investment administration fees	773,777
Franchise taxes	29,350
Other private real estate expenses	1,648,969
Total Private Real Estate Expenses	10,316,682
Total Expenses	31,859,552
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(301,820)
Net Expenses	31,557,732
Net Investment Income	50,101,565
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 5):
Net Realized Loss From:
Investment transactions	(733,349)
Futures contracts	(636,091)
Net Realized Loss	(1,369,440)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|31

Consolidated statement of operations (cont’d)
For the Year Ended December 31, 2025
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	$(53,205)
Investments in non-consolidated joint ventures	(1,558,414)
Investments in real estate loans	303,304
Real estate investments	343,217
Futures contracts	107,829
Change in Net Unrealized Appreciation (Depreciation)	(857,269)
Net Loss on Investments and Futures Contracts	(2,226,709)
Net Increase in Net Assets From Operations	47,874,856
Net Increase in Net Assets Applicable to Common Shareholders From Operations	$47,874,856
See Notes to Consolidated Financial Statements.
32|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2025	2024
Operations:
Net investment income, net of income taxes	$50,101,565	$37,375,904
Net realized loss	(1,369,440)	(2,486,666)
Change in net unrealized appreciation (depreciation)	(857,269)	(296,400)
Increase in Net Assets Applicable to Common Shareholders From Operations	47,874,856	34,592,838
Distributions to Common Shareholders From (Notes 1 and 10):
Total distributable earnings	(30,152,911)	(21,393,374)
Return of capital	(40,849,489)	(28,620,436)
Decrease in Net Assets From Distributions to Common Shareholders	(71,002,400)	(50,013,810)
Fund Share Transactions (Note 11):
Net proceeds from sale of shares	462,505,511 †, ‡	289,672,007 †
Reinvestment of distributions	32,230,910	19,016,026
Cost of shares repurchased through tender offer (Note 12)	(117,782,034)	(46,312,912)
Redemption fees (Note 1(l))	241,172	197,867
Cost of shares exchanged	(23,263,810)	(11,049,249)
Increase in Net Assets From Fund Share Transactions	353,931,749	251,523,739
Increase in Net Assets Applicable to Common Shareholders	330,804,205	236,102,767
Net Assets Applicable to Common Shareholders:
Beginning of year	874,408,653	638,305,886
End of year	$1,205,212,858	$874,408,653

†	Amount shown includes exchanges of $23,263,810 and $11,049,249, respectively (Note 11).
‡	Net of registration costs of $42,652.
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|33

Consolidated statement of cash flows
For the Year Ended December 31, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$47,874,856
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of real estate and portfolio securities	(549,227,925)
Sales of portfolio securities	135,842,331
Net purchases, sales and maturities of short-term investments	4,984,649
Net amortization of premium (accretion of discount)	(1,262,660)
Amortization of deferred loan financing costs	435,084
Decrease in receivable for securities sold	19,676,172
Increase in interest and dividends receivable	(1,604,346)
Increase in prepaid expenses	(766,001)
Increase in other receivables	(1,451,535)
Decrease in principal paydown receivable	1,264
Increase in receivable from brokers — net variation margin on open futures contracts	(37,579)
Decrease in payable for securities purchased	(19,582,031)
Decrease in investment management fee payable	(12,209)
Decrease in deferred origination fees	(407,030)
Increase in Directors’ fees payable	971
Increase in interest and commitment fees payable	158,878
Increase in tenant security deposits	739,952
Increase in service and/or distribution fees payable	29,553
Increase in real estate taxes and insurance payable	140,501
Increase in accrued expenses and accounts payable	2,625,637
Net realized loss on investments	733,349
Change in net unrealized appreciation (depreciation) of investments	965,098
Net Cash Used in Operating Activities*	(360,143,021)
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(38,018,738)
Proceeds from loan facility borrowings	367,900,000
Repayment of loan facility borrowings	(287,100,000)
Proceeds from sale of shares (net of receivable for Fund shares sold)	439,025,159‡
Loan financing costs paid	(138,709)
Payment for shares repurchased through tender offer (net of redemption fees)	(117,540,862)
Net Cash Provided by Financing Activities	364,126,850
Net Increase in Cash and Restricted Cash	3,983,829
Cash and restricted cash at beginning of year	2,929,395
Cash and restricted cash at end of year	$6,913,224

*	Included in operating expenses is $1,336,946 paid for interest and commitment fees on borrowings and $4,611,706 paid for taxes.
‡	Net of registration costs of $42,652.
See Notes to Consolidated Financial Statements.
34|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.
December 31, 2025
Cash	$6,551,221
Restricted cash	362,003
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$6,913,224

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$32,230,910
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|35

Consolidated financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.60	$11.83	$12.38	$12.08	$10.18
Income (loss) from operations:
Net investment income, net of income taxes	0.58	0.61	0.58	0.61	0.59
Net realized and unrealized gain (loss)	(0.02)	(0.04)	(0.35)	0.34	1.88
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	(0.00)[2]	(0.00)[2]
Total income from operations	0.56	0.57	0.23	0.95	2.47
Less distributions to common shareholders from:
Net investment income	(0.33)	(0.34)	(0.24)	(0.27)	(0.24)
Net realized gains	—	—	(0.00)[2]	(0.00)[2]	(0.01)
Return of capital	(0.47)	(0.46)	(0.54)	(0.38)	(0.32)
Total distributions to common shareholders	(0.80)	(0.80)	(0.78)	(0.65)	(0.57)
Net asset value, end of year	$11.36	$11.60	$11.83	$12.38	$12.08
Total return[3]	4.92%	5.08%	1.88%	7.83%	25.04%
Net assets applicable to common shareholders, end of year (millions)	$989	$701	$504	$405	$146
Ratios to average net assets:
Gross expenses	2.98%	2.74%	3.10%	3.40%[4,5]	6.06%[5,6]
Net expenses7,†	2.95 [8]	2.74	3.10	2.15 [4,5,8]	4.71 [5,6,8]
Net investment income, net of income taxes	5.04	5.21	4.79	4.87 [5]	5.32 [5,6]
Portfolio turnover rate	13%	12%[9]	4%	1%	16%
Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$80,800	—	$7,000	—	$52,700
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	1,592%	—	9,219%	—	455%
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$15,916	—	$92,187	—	$4,553
Weighted Average Loan and Mortgage Note Payable (000s)	$33,587	$10,848	$25,672	$49,119	$30,296
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.05%	7.05%	6.67%	2.50%	2.03%
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	—	—	$125
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	—	—	—	—	454%
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	—	—	—	—	$4,543

See Notes to Consolidated Financial Statements.
36|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[6]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class I shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
[10]
Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through
November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]
Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred
Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative
Preferred Stock outstanding, if any, at the end of the period.

†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.01% and
0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%, respectively, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|37

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class D Shares[1]	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.60	$11.82	$12.37	$12.07	$10.18
Income (loss) from operations:
Net investment income, net of income taxes	0.55	0.58	0.52	0.57	0.51
Net realized and unrealized gain (loss)	(0.02)	(0.04)	(0.34)	0.35	1.92
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	(0.00)[2]	(0.00)[2]
Total income from operations	0.53	0.54	0.18	0.92	2.43
Less distributions to common shareholders from:
Net investment income	(0.32)	(0.32)	(0.23)	(0.25)	(0.22)
Net realized gains	—	—	(0.00)[2]	(0.00)[2]	(0.01)
Return of capital	(0.45)	(0.44)	(0.50)	(0.37)	(0.31)
Total distributions to common shareholders	(0.77)	(0.76)	(0.73)	(0.62)	(0.54)
Net asset value, end of year	$11.36	$11.60	$11.82	$12.37	$12.07
Total return[3]	4.75%	4.71%	1.48%	7.65%	24.46%
Net assets applicable to common shareholders, end of year (000s)	$24,875	$20,793	$18,753	$25,232	$5,637
Ratios to average net assets:
Gross expenses	3.20%[4]	3.06%[4]	3.58%	3.90%[5]	8.91%[5,6]
Net expenses7,†	3.20 [4]	3.06 [4]	3.48 [8]	2.40 [5,8]	5.02 [5,6,8]
Net investment income, net of income taxes	4.78	4.90	4.30	4.58 [5]	4.48 [5,6]
Portfolio turnover rate	13%	12%[9]	4%	1%	16%
Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$80,800	—	$7,000	—	$52,700
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	1,592%	—	9,219%	—	455%
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$15,916	—	$92,187	—	$4,553
Weighted Average Loan and Mortgage Note Payable (000s)	$33,587	$10,848	$25,672	$49,119	$30,296
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.05%	7.05%	6.67%	2.50%	2.03%
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	—	—	$125
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	—	—	—	—	454%
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	—	—	—	—	$4,543

See Notes to Consolidated Financial Statements.
38|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[6]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class D shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
[10]
Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through
November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]
Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred
Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative
Preferred Stock outstanding, if any, at the end of the period.

†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.01% and
0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%, respectively, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|39

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class S Shares[1]	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.60	$11.82	$12.39	$12.09	$10.19
Income (loss) from operations:
Net investment income, net of income taxes	0.48	0.50	0.51	0.47	0.51
Net realized and unrealized gain (loss)	(0.02)	(0.02)	(0.41)	0.37	1.86
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	(0.00)[2]	(0.00)[2]
Total income from operations	0.46	0.48	0.10	0.84	2.37
Less distributions to common shareholders from:
Net investment income	(0.29)	(0.30)	(0.21)	(0.23)	(0.20)
Net realized gains	—	—	(0.00)[2]	(0.00)[2]	(0.01)
Return of capital	(0.42)	(0.40)	(0.46)	(0.31)	(0.26)
Total distributions to common shareholders	(0.71)	(0.70)	(0.67)	(0.54)	(0.47)
Net asset value, end of year	$11.35	$11.60	$11.82	$12.39	$12.09
Total return[3]	4.08%	4.16%	0.82%	6.97%	23.86%
Net assets applicable to common shareholders, end of year (000s)	$50,458	$31,481	$8,490	$65	$63
Ratios to average net assets:
Gross expenses	3.80%[4]	3.66%[4]	4.11%	28.21%[5]	51.72%[5,6]
Net expenses7,†	3.80 [4]	3.66 [4]	4.02 [8]	3.11 [5,8]	5.53 [5,6,8]
Net investment income, net of income taxes	4.20	4.26	4.34	3.72 [5]	4.66 [5,6]
Portfolio turnover rate	13%	12%[9]	4%	1%	16%
Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$80,800	—	$7,000	—	$52,700
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	1,592%	—	9,219%	—	455%
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$15,916	—	$92,187	—	$4,553
Weighted Average Loan and Mortgage Note Payable (000s)	$33,587	$10,848	$25,672	$49,119	$30,296
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.05%	7.05%	6.67%	2.50%	2.03%
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	—	—	$125
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	—	—	—	—	454%
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	—	—	—	—	$4,543

See Notes to Consolidated Financial Statements.
40|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]
Performance figures, exclusive of sales charges that were in effect prior to June 23, 2023, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[6]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class S shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
[10]
Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through
November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]
Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred
Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative
Preferred Stock outstanding, if any, at the end of the period.

†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.01% and
0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%, respectively, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|41

Consolidated financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class T Shares[1]	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.59	$11.81	$12.36	$12.07	$10.18
Income (loss) from operations:
Net investment income, net of income taxes	0.49	0.51	0.46	0.50	0.49
Net realized and unrealized gain (loss)	(0.01)	(0.04)	(0.35)	0.33	1.88
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	(0.00)[2]	(0.00)[2]
Total income from operations	0.48	0.47	0.11	0.83	2.37
Less distributions to common shareholders from:
Net investment income	(0.31)	(0.29)	(0.21)	(0.22)	(0.20)
Net realized gains	—	—	(0.00)[2]	(0.00)[2]	(0.01)
Return of capital	(0.41)	(0.40)	(0.45)	(0.32)	(0.27)
Total distributions to common shareholders	(0.72)	(0.69)	(0.66)	(0.54)	(0.48)
Net asset value, end of year	$11.35	$11.59	$11.81	$12.36	$12.07
Total return[3]	4.25%	4.09%	0.90%	6.95%	23.97%
Net assets applicable to common shareholders, end of year (000s)	$141,335	$121,147	$107,478	$94,642	$35,493
Ratios to average net assets:
Gross expenses	3.70%[4]	3.66%[4]	4.08%[4]	4.30%[5]	7.52%[5,6]
Net expenses7,†	3.70 [4]	3.66 [4]	4.08 [4]	3.04 [5,8]	5.56 [5,6,8]
Net investment income, net of income taxes	4.27	4.30	3.79	4.02 [5]	4.45 [5,6]
Portfolio turnover rate	13%	12%[9]	4%	1%	16%
Supplemental data:
Loan and Mortgage Note Payable, End of Year (000s)	$80,800	—	$7,000	—	$52,700
Asset Coverage Ratio for Loan and Mortgage Note Payable[10]	1,592%	—	9,219%	—	455%
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[10]	$15,916	—	$92,187	—	$4,553
Weighted Average Loan and Mortgage Note Payable (000s)	$33,587	$10,848	$25,672	$49,119	$30,296
Weighted Average Interest Rate on Loan and Mortgage Note Payable	6.05%	7.05%	6.67%	2.50%	2.03%
Series A Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	—	—	$125
Asset Coverage Ratio for Series A Cumulative Preferred Stock[11]	—	—	—	—	454%
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[11]	—	—	—	—	$4,543

See Notes to Consolidated Financial Statements.
42|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[6]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class T shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
[10]
Represents value of Fund net assets plus the loan, mortgage note payable (for the period May 12, 2020 through
November 30, 2021) and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[11]
Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred
Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative
Preferred Stock outstanding, if any, at the end of the period.

†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.01% and
0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%, respectively, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|43

Notes to consolidated financial statements
1. Organization and significant accounting policies
Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund utilizes an Umbrella Partnership Real Estate Investment Trust (“UPREIT”) structure to hold all or substantially all of its assets in an operating partnership (the “Operating Partnership”). The Operating Partnership is a Delaware limited partnership of which the Fund is the sole member of the general partner and a limited partner. At December 31, 2025, the Operating Partnership was wholly-owned by the Fund. The Board of Directors (the “Board”) authorized 700 million shares of $0.001 par value common stock.
Since the Fund commenced operations in 2019, it has operated as a tender offer fund. On November 20, 2025, the Board approved the Fund’s undertaking of certain actions necessary for the Fund to operate as an “interval fund” in reliance on Rule 23c-3 under the 1940 Act. On December 2, 2025, the Fund filed a post-effective amendment to its registration statement on Form N-2 (the “Amendment”) to include, among other things, disclosure related to the Fund’s operation as an interval fund. On February 2, 2026, subsequent to the end of the reporting period, the Amendment became effective and the Fund began operating as an interval fund.
The Fund’s investment objective is to provide current income and long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of private commercial real estate and publicly traded real estate securities.
Generally, all investments made by the Fund or the Operating Partnership in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, each SPV is wholly-owned by the Fund or the Operating Partnership and these financial statements are consolidated financial statements of the Fund, the Operating Partnership and each SPV. All intercompany transactions have been eliminated in consolidation. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these
44|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Private commercial real estate
The fair values of private real estate lending investments are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.
The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.
Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.
The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|45

Notes to consolidated financial statements (cont’d)
analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.
Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.
Real estate securities and other investments
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Valuation oversight
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The
46|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio investment that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|47

Notes to consolidated financial statements (cont’d)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Real Estate Investments	—	—	$517,749,410	$517,749,410
Investments in Non- Consolidated Joint Ventures	—	—	159,092,286	159,092,286
Investments in Real Estate Loans	—	—	199,627,127	199,627,127
Senior Lending	—	—	113,971,858	113,971,858
Preferred Equity	—	—	19,018,213	19,018,213
Collateralized Mortgage Obligations	—	$210,637,704	—	210,637,704
Asset-Backed Securities	—	31,962,747	—	31,962,747
Preferred Stocks	$5,810,460	—	—	5,810,460
Corporate Bonds & Notes	—	3,668,629	—	3,668,629
Convertible Bonds & Notes	—	1,705,725	—	1,705,725
Total Long-Term Investments	5,810,460	247,974,805	1,009,458,894	1,263,244,159
Short-Term Investments†	22,482,817	—	—	22,482,817
Total Investments	$28,293,277	$247,974,805	$1,009,458,894	$1,285,726,976
Other Financial Instruments:
Futures Contracts††	$107,829	—	—	$107,829
Total	$28,401,106	$247,974,805	$1,009,458,894	$1,285,834,805

†	See Consolidated Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2024	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$364,188,058	—	—	$343,217	$153,218,135
Investments in Non- Consolidated Joint Ventures	146,697,607	—	—	(1,558,414)	40,508,817
Investments in Real Estate Loans	150,941,113	—	—	303,304	98,042,856
48|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Investments	Balance as of December 31, 2024	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Senior Lending	$37,683,287	—	—	—	$76,288,571
Preferred Equity	17,903,357	—	—	—	1,114,856
Total	$717,413,422	—	—	$(911,893)	$369,173,235

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2025	Net change in unrealized appreciation (depreciation) for investments still held at December 31, 2025[1]
Real Estate Investments	—	—	—	$517,749,410	$343,217
Investments in Non- Consolidated Joint Ventures	$(26,555,724) *	—	—	159,092,286	(1,558,414)
Investments in Real Estate Loans	(49,660,146)	—	—	199,627,127	303,304
Senior Lending	—	—	—	113,971,858	—
Preferred Equity	—	—	—	19,018,213	—
Total	$(76,215,870)	—	—	$1,009,458,894	$(911,893)

*	Amount represents return of capital from proceeds of issuance of mortgage note payable.
[1]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying
Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/25 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments:
Healthcare	$17,900	Discounted cash flow	Discount rate Exit capitalization rate	7.25% 5.75%	Decrease Decrease
Industrial	$248,900	Discounted cash flow	Discount rate Exit capitalization rate	6.50% to 8.00% 5.50% to 7.00%	Decrease Decrease
Mixed-Use	$34,700	Discounted cash flow	Discount rate Exit capitalization rate	7.25% 6.50%	Decrease Decrease
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|49

Notes to consolidated financial statements (cont’d)
	Fair Value at 12/31/25 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments: (cont’d)
Office	$41,200	Discounted cash flow	Discount rate Exit capitalization rate	7.75% 6.75%	Decrease Decrease
Residential	$71,700	Discounted cash flow	Discount rate Exit capitalization rate	7.00% 5.50%	Decrease Decrease
Investments in Non-Consolidated Joint Ventures:
Healthcare	$15,736	Discounted cash flow	Discount rate Exit capitalization rate	8.25% 7.00%	Decrease Decrease
Industrial	$24,064	Discounted cash flow	Discount rate Exit capitalization rate	6.75% 4.75%	Decrease Decrease
Residential	$83,536	Discounted cash flow	Discount rate Exit capitalization rate	7.00% to 7.75% 5.50% to 6.00%	Decrease Decrease
Investments in Real Estate Loans:
Industrial	$50,000	Yield Method	Loan to value ratio	65.40%	Decrease
Mixed-Use	$17,995	Yield Method	Credit spread Loan to value ratio	7.96% 90.28%	Decrease Decrease
Office	$14,000	Yield Method	Loan to value ratio	90.51%	Decrease
Residential	$117,632	Yield Method	Credit spread Loan to value ratio	5.50% to 6.00% 64.43% to 88.39%	Decrease Decrease
Senior Lending:
Industrial	$113,972	Yield Method	Loan to value ratio	44.88% to 80.60%	Decrease
Preferred Equity:
Residential	$19,018	Yield Method	Credit spread Loan to value ratio	7.00% 77.59% to 85.27%	Decrease Decrease

* Real estate investments of $103,349,410 and investments in underlying real estate held by non-consolidated joint ventures of $35,755,396 are fair valued at cost as of December 31, 2025, in accordance with procedures approved by the
Board and are not included in the table above.

** This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Private commercial real estate. The Fund’s investments in private commercial real estate (“CRE”) may include whole or partial interests in real properties, mortgage debt, mezzanine debt and preferred equity. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments.
(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
50|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(e) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|51

Notes to consolidated financial statements (cont’d)
which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(g) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse.
52|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
As of December 31, 2025, the Fund did not have any open OTC derivative transactions.
(j) Security transactions and investment income. Investment transactions are accounted for on a trade date basis or the date the Fund obtains a right to the investment or to collect the proceeds from sale or incurs an obligation to the price of the investment purchased. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. Origination fees received in connection with CRE investments are deferred and recognized as income over the life of each respective investment. The cost of investments sold is determined by use of the specific identification method. To the extent
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|53

Notes to consolidated financial statements (cont’d)
any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
Future minimum rents expected to be received from tenants under noncancellable leases as of December 31, 2025 are as follows:

2026	$29,661,265
2027	28,913,915
2028	27,857,175
2029	27,206,032
2030	20,515,228
Thereafter	46,547,036
Total	$180,700,651
(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. The actual source of the Fund’s fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains.
Distributions to holders of Series A Cumulative Preferred Stock, if any, are accrued daily and paid semi-annually and are determined as described in Note 7. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.
(l) Redemption fees. Common stock shares redeemed prior to 12 months from the original issue date are subject to a 2% early redemption fee. Shares acquired through dividend reinvestment are not subject to the redemption fee. The redemption fee is accounted for as an addition to paid-in capital.
(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.
(n) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Consolidated Statement of Operations.
(o) Federal and other taxes. The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing
54|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.
Due to concentration of ownership in the Fund’s shares, the Fund could be deemed a captive real estate investment trust (“Captive REIT”) in certain states. As a result, the Fund could be subject to income tax in such states on the gains realized from the disposition of real estate investments if the Fund were deemed a Captive REIT at the time of disposition. Beginning January 1, 2023, the Fund was no longer considered a captive REIT, and accordingly has not accrued any related deferred tax liability in the current year.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2025, no additional provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$152,798	$(152,798)
(a)
Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s partnership investments.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Clarion Partners, LLC (“Clarion Partners”) is the Fund’s investment subadviser. Clarion Partners is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Board and FTFA. For its services, the Fund pays FTFA a management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily net assets. Clarion Partners receives an annual subadvisory fee, payable monthly, from FTFA in an amount equal to 70% of the management fee paid to FTFA, net of
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|55

Notes to consolidated financial statements (cont’d)
expense waivers and reimbursements. No subadvisory fee is paid by the Fund directly to Clarion Partners.
Western Asset Management Company, LLC (“Western Asset”) is the Fund’s securities subadviser. Western Asset, an affiliate of FTFA and Clarion Partners, is a registered investment adviser and has day-to-day responsibility for managing the portion of the Fund’s securities investments allocated to it by Clarion Partners, including publicly traded real estate securities and investments in cash, cash equivalents and other short-term investments to facilitate liquidity for the quarterly repurchases of common stock. FTFA, and not the Fund, pays Western Asset a fee based on the assets of the Fund allocated to Western Asset by Clarion Partners.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and Clarion Partners is an indirect, majority-owned subsidiary of Franklin Resources.
FTFA has agreed to waive fees and/or reimburse the expenses (including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to ensure that the total annual fund operating expenses attributable to Class I shares, Class D shares, Class S shares and Class T shares did not exceed 1.75%, 2.00%, 2.60% and 2.60%, respectively, of the average net assets of that class per year. These arrangements cannot be terminated prior to December 31, 2027 without the Board’s consent.
During the year ended December 31, 2025, fees waived and/or expenses reimbursed amounted to $301,820.
FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.
Pursuant to these arrangements, at December 31, 2025, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class I	Class D	Class S
Expires December 31, 2026	—	$19,483	$1,344
Expires December 31, 2027	—	—	—
Expires December 31, 2028	$301,820	—	—
Total fee waivers/expense reimbursements subject to recapture	$301,820	$19,483	$1,344
56|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

For the year ended December 31, 2025, fee waivers and/or expense reimbursements recaptured by FTFA were as follows:

	Class D	Class S	Class T
FTFA recaptured	$20,320	$16,180	$9,087
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.
There is a maximum initial sales charge of 3.00% and a dealer manager fee of 0.50% for Class T shares. Certain participating broker-dealers may offer Class T shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales load and dealer manager fee will not exceed 3.50% of the total purchase price. These purchases do not incur an initial sales charge.
For the year ended December 31, 2025, Franklin Distributors did not retain any sales charges.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
Franklin Resources and the Fund have entered an indemnification agreement (the “Agreement”) whereby Franklin Resources agrees to be solely responsible for and fully indemnify the Fund against any tax liability or obligation, which may arise at the disposition of any real estate investment, due to the Fund’s Captive REIT status and Franklin Resources’ ownership in the Fund. Such liability would be triggered only in certain states and only to the extent the Fund was considered a Captive REIT at the time of sale. The Fund may also be subject to other state income and franchise taxes; these taxes are not covered by, or indemnified against, under the Agreement. The Agreement is applicable to any period in which the Fund is considered a Captive REIT due to Franklin Resources’ ownership in the Fund.
3. Investments
During the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$490,179,702	$59,048,223
Sales	118,522,341	17,319,990
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|57

Notes to consolidated financial statements (cont’d)
At December 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,206,968,462	$109,541,927	$(30,783,413)	$78,758,514
Futures contracts	—	107,829	—	107,829
As of December 31, 2025, the Fund has made commitments totaling $56,088,600, of which $8,616,742 was unfunded at December 31, 2025.
4. Investments in non-consolidated joint ventures
In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated joint ventures as of December 31, 2025. The Fund states its ownership interests in non-consolidated joint ventures at fair value.

	Fusion Life Science HQ, Carlsbad, CA	456 Sullivan Avenue, South Windsor, CT	7th Street Station, Corvallis, OR	Gates at Marina, Marina, CA
Balance sheets (As of December 31, 2025):
Assets:
Real estate (total cost - $386,347,550)	$52,700,000	$53,100,000	$44,423,022	$57,700,000
Cash	158,390	3,021,352	329,163	180,273
Derivatives	—	74,353	—	—
Other current assets	361,331	444,763	566,078	111,978
Total assets	53,219,721	56,640,468	45,318,263	57,992,251
Liabilities and equity:
Mortgage notes payable, net	34,214,045	31,128,882	26,900,000	24,579,350
Accrued expenses and accounts payable	183,129	173,236	281,754	257,021
Tenant security deposits	309,238	—	6,750	178,495
Other liabilities	—	7,558	23,370	3,679
Total liabilities	34,706,412	31,309,676	27,211,874	25,018,545
Equity	18,513,309	25,330,792	18,106,389	32,973,706
Total liabilities and equity	$53,219,721	$56,640,468	$45,318,263	$57,992,251
Income statements (For the year ended December 31, 2025):
Revenue	$4,985,931	$3,605,645	$261,536	$4,562,633
Expenses	2,192,239	2,543,653	156,709	3,207,737
Unrealized gain (loss) - real estate	(1,717,745)	1,789,427	—	2,610,801
Unrealized gain (loss) - derivatives	—	(555,932)	46,562	—
Net income	$1,075,947	$2,295,487	$151,389	$3,965,697
58|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

	Highland Station, Louisville, KY	Martinique Bay, Henderson, NV	Mosaic at Largo Station, Largo, MD	Total
Balance sheets (As of December 31, 2025): (cont’d)
Assets:
Real estate (total cost - $386,347,550)	$56,330,739	$62,800,000	$71,900,000	$398,953,761
Cash	108,420	535,770	847,605	5,180,973
Derivatives	—	—	259,436	333,789
Other current assets	558	194,613	761,704	2,441,025
Total assets	56,439,717	63,530,383	73,768,745	406,909,548
Liabilities and equity:
Mortgage notes payable, net	35,772,424	32,716,946	38,260,466	223,572,113
Accrued expenses and accounts payable	15,424	666,759	440,793	2,018,116
Tenant security deposits	75,676	113,484	53,851	737,494
Other liabilities	43,607	6,064	22,370	106,648
Total liabilities	35,907,131	33,503,253	38,777,480	226,434,371
Equity	20,532,586	30,027,130	34,991,265	180,475,177
Total liabilities and equity	$56,439,717	$63,530,383	$73,768,745	$406,909,548
Income statements (For the year ended December 31, 2025): (cont’d)
Revenue	$32,156	$4,909,568	$5,969,805	$24,327,274
Expenses	19,745	3,112,722	5,361,793	16,594,598
Unrealized gain (loss) - real estate	—	(170,114)	(2,329,002)	183,367
Unrealized gain (loss) - derivatives	—	—	(843,336)	(1,352,706)
Net income (loss)	$12,411	$1,626,732	$(2,564,326)	$6,563,337
5. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2025.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$107,829

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Consolidated Statement of Assets and Liabilities.

Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|59

Notes to consolidated financial statements (cont’d)
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(636,091)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$107,829
During the year ended December 31, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Futures contracts (to sell)	$13,954,499

*	Based on the average of the market values at each month-end during the period.
6. Loan
The Fund has a revolving credit agreement with Bank of America, N.A. (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $175,000,000 effective December 29, 2025 ($125,000,000 prior to December 29, 2025), with increases in commitments up to $300,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is November 15, 2026. Subject to certain conditions, the maturity date may be extended to November 15, 2027. Financing costs incurred by the Fund in connection with the Credit Agreement were $989,399. These financing costs are recorded as a deferred charge and amortized through the maturity date of the Credit Agreement. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.20% if the aggregate outstanding balance of the loan is equal to or greater than 50% of the current commitment. The interest on the loan is calculated at a variable rate based on Term SOFR or Daily Simple SOFR, plus any applicable margin. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. Pursuant to the Credit Agreement, the Fund is required to pledge and grant to Bank of America, N.A., a lien on and security interests on and to unencumbered properties, subject to certain conditions. In addition, the
60|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended December 31, 2025, the Fund incurred commitment fees and interest expense of $264,507 and $1,231,317, respectively, related to the Credit Agreement. For the year ended December 31, 2025, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $33,587,156 and the weighted average interest rate was 6.05%. At December 31, 2025, the Fund had $80,800,000 of borrowings outstanding per the Credit Agreement.
7. Series A cumulative preferred stock
On January 7, 2020, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Preferred Stock”), with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund.
On December 21, 2022, the Fund redeemed 125 shares of Preferred Stock at the Liquidation Preference value of $125,000 plus any accrued but unpaid dividends.
8. Distributions to common shareholders subsequent to December 31, 2025
The following distributions to common shareholders have been declared by the Fund and are payable subsequent to the period end of this report:

Record Date	Payable Date	Class I Amount	Class D Amount	Class S Amount	Class T Amount
1/29/2026	1/30/2026	$0.067000	$0.064701	$0.059281	$0.059069
9. Class specific expenses, waivers and/or expense reimbursements
The Fund has adopted a Distribution and Service Plan and under that plan the Fund pays service and/or distribution fees with respect to its Class D, Class S and Class T shares calculated at the annual rate of 0.25%, 0.85% and 0.85% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.
For the year ended December 31, 2025, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$2,034,887
Class D	$55,465	26,998
Class S	358,744	72,038
Class T	1,119,156	149,318
Total	$1,533,365	$2,283,241
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|61

Notes to consolidated financial statements (cont’d)
10. Distributions to shareholders by class

	Year Ended December 31, 2025	Year Ended December 31, 2024
Net Investment Income:
Class I	$24,881,040	$17,482,691
Class D	638,688	551,455
Class S	1,128,508	497,492
Class T	3,504,675	2,861,736
Total	$30,152,911	$21,393,374
Return of Capital:
Class I	$33,707,450	$23,388,655
Class D	865,260	737,747
Class S	1,528,840	665,553
Class T	4,747,939	3,828,481
Total	$40,849,489	$28,620,436
11. Capital shares
At December 31, 2025, the Fund had 700 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Class I
Shares issued	33,857,824 †	$390,094,542 †,*	19,892,675 †	$233,983,961 †
Shares issued on reinvestment	2,091,580	23,999,555	1,139,626	13,356,886
Shares repurchased through tender offer	(9,355,675)	(107,949,860)	(3,204,326)	(37,732,560)
Redemption fees	—	193,986	—	156,992
Net increase	26,593,729	$306,338,223	17,827,975	$209,765,279
Class D
Shares issued	585,912	$6,743,650 *	295,255	$3,473,551
Shares issued on reinvestment	84,437	969,208	72,276	847,711
Shares repurchased through tender offer	(265,974)	(3,068,795)	(155,347)	(1,827,169)
Redemption fees	—	5,326	—	5,418
Shares exchanged	(6,876)	(79,304)	(6,286)	(73,731)
Net increase	397,499	$4,570,085	205,898	$2,425,780
62|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Class S
Shares issued	1,688,631 ‡	19,472,223 ‡,*	1,940,333 ‡	$22,808,266 ‡
Shares issued on reinvestment	192,398	2,206,284	82,736	968,205
Shares repurchased through tender offer	(150,304)	(1,724,629)	(26,740)	(312,912)
Redemption fees	—	9,745	—	4,482
Net increase	1,730,725	$19,963,623	1,996,329	$23,468,041
Class T
Shares issued	4,018,239	$46,195,096 *	2,505,676	$29,406,229
Shares issued on reinvestment	440,824	5,055,863	328,091	3,843,224
Shares repurchased through tender offer	(436,667)	(5,038,750)	(547,534)	(6,440,271)
Redemption fees	—	32,115	—	30,975
Shares exchanged	(2,022,665)	(23,184,506)	(935,149)	(10,975,518)
Net increase	1,999,731	$23,059,818	1,351,084	$15,864,639

†	Amounts shown include exchanges of 2,022,145 shares and $23,202,212 for the year ended December 31, 2025, and 926,919 shares and $10,896,762 for the year ended December 31, 2024.
*	Net of registration costs of $34,991, $880, $1,783 and $4,998 for Class I, Class D, Class S and Class T, respectively.
‡	Amounts shown include exchanges of 5,296 shares and $61,598 for the year ended December 31, 2025, and 13,000 shares and $152,487 for the year ended December 31, 2024.
12. Tender offers
On the announcement dates below, including those subsequent to the end of the reporting period, the Board approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offers were conducted at a price equal to the Fund’s NAV per share of common stock as of the close of the trading session on the New York Stock Exchange on the day each tender offer expired. Shares that were tendered but not accepted for payment, if applicable, and shares that were not tendered, remained outstanding.

Announcement Date	Commencement Date	Expiration Date	Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
11/14/2025	12/15/2025	1/14/2026	Class I	2,762,918	2,762,918	$11.38
			Class D	7,242	7,242	$11.38
			Class S	27,088	27,088	$11.37
			Class T	68,844	68,844	$11.37
8/1/2025	9/16/2025	10/15/2025	Class I	2,727,887	2,727,887	$11.46
			Class D	71,614	71,614	$11.45
			Class S	114,590	114,590	$11.45
			Class T	109,373	109,373	$11.44
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|63

Notes to consolidated financial statements (cont’d)
Announcement Date	Commencement Date	Expiration Date	Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
5/12/2025	6/13/2025	7/15/2025	Class I	2,380,468	2,380,468	$11.52
			Class D	70,315	70,315	$11.52
			Class S	16,636	16,636	$11.51
			Class T	68,256	68,256	$11.50
2/14/2025	3/14/2025	4/15/2025	Class I	2,214,379	2,214,379	$11.58
			Class D	52,275	52,275	$11.57
			Class S	10,070	10,070	$11.57
			Class T	56,320	56,320	$11.56
11/15/2024	12/11/2024	1/14/2025	Class I	2,032,941	2,032,941	$11.62
			Class D	71,770	71,770	$11.62
			Class S	9,008	9,008	$11.61
			Class T	202,718	202,718	$11.60
8/2/2024	9/16/2024	10/15/2024	Class I	1,333,953	1,333,953	$11.71
			Class D	84,343	84,343	$11.70
			Class S	24,779	24,779	$11.70
			Class T	140,240	140,240	$11.69
5/22/2024	6/13/2024	7/15/2024	Class I	525,830	525,830	$11.74
			Class D	6,717	6,717	$11.73
			Class S	1,961	1,961	$11.73
			Class T	165,590	165,590	$11.72
2/16/2024	3/14/2024	4/15/2024	Class I	756,327	756,327	$11.85
			Class D	23,762	23,762	$11.84
			Class T	162,302	162,302	$11.83
11/9/2023	12/11/2023	1/11/2024	Class I	588,216	588,216	$11.86
			Class D	40,525	40,525	$11.85
			Class T	79,402	79,402	$11.84
13. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the year ended December 31, 2025. The following transactions were effected in such companies for the year ended December 31, 2025.

	Affiliate Value at December 31, 2024	Purchased	Sold
		Cost	Proceeds
Fusion Life Science HQ, Carlsbad, CA	$17,057,087	$148,750	—
456 Sullivan Avenue, South Windsor, CT	21,331,302	1,559,235	—
7th Street Station, Corvallis, OR	—	17,132,250	—
64|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

	Affiliate Value at December 31, 2024	Purchased	Sold
		Cost	Proceeds
Gates at Marina, Marina, CA	$24,856,735	$352,325	—
Highland Station, Louisville, KY	—	18,468,157	—
Martinique Bay, Henderson, NV	48,810,501	2,030,400	$26,555,724 *
Mosaic at Largo Station, Largo, MD	34,641,982	817,700	—
	$146,697,607	$40,508,817	$26,555,724

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
Fusion Life Science HQ, Carlsbad, CA	—	$2,384,080	$(1,469,525)	$15,736,312
456 Sullivan Avenue, South Windsor, CT	—	1,007,000	1,173,714	24,064,251
7th Street Station, Corvallis, OR	—	—	143,819	17,276,069
Gates at Marina, Marina, CA	—	1,188,799	1,939,868	27,148,928
Highland Station, Louisville, KY	—	—	11,170	18,479,327
Martinique Bay, Henderson, NV	—	1,469,600	(263,473)	24,021,704
Mosaic at Largo Station, Largo, MD	—	721,986	(3,093,987)	32,365,695
	—	$6,771,465	$(1,558,414)	$159,092,286

*	Amount represents return of capital from proceeds of issuance of mortgage note payable.
14. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2025	2024
Distributions paid from:
Ordinary income:
Common shareholders	$30,152,911	$21,393,374
Return of capital:
Common shareholders	$40,849,489	$28,620,436
Total distributions paid	$71,002,400	$50,013,810
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|65

Notes to consolidated financial statements (cont’d)
As of December 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Capital loss carryforward*	$(3,856,106)
Other book/tax temporary differences(a)	(14,289,013)
Unrealized appreciation (depreciation)(b)	78,866,343
Total distributable earnings (loss) — net	$60,721,224

*
Capital losses may be carried forward for 5 years and will be available to offset future taxable capital gains. If not utilized, capital loss carryforwards of $2,486,666 and $1,369,440 expire on 12/31/2029 and 12/31/2030, respectively.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses from the real estate investments.
(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax depreciation on real estate investments and the book/tax difference in the treatment of partnership investments.

15. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
16. Regulatory update
On July 4, 2025, President Trump signed the One Big Beautiful Bill Act (the “Act”) into law. Among other provisions, the Act makes permanent several taxpayer-favorable provisions originally enacted under the 2017 Tax Cuts and Jobs Act, including 100% bonus depreciation, modifications to the business interest expense limitation, and the deduction under Code Section 199A for 20% of qualified REIT dividends. The Act also increases the amount of assets the Fund may hold through a taxable REIT subsidiary (“TRS”) from 20% to 25%. These provisions have various effective dates. Management is currently evaluating the potential impact of the Act on the Fund’s financial position and results of operations.
66|
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Clarion Partners Real Estate Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Clarion Partners Real Estate Income Fund Inc. and its subsidiaries (the “Fund”) as of December 31, 2025, the related consolidated statements of operations and cash flows for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended December 31, 2025, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Clarion Partners Real Estate Income Fund Inc. 2025 Annual Report
|67

Funds from operations, adjusted funds from operations and funds available for distribution (unaudited)
The Fund believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with accounting principles generally accepted in the U.S. (“GAAP”)), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.
The Fund also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for the Fund’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of (i) amortization of premium (accretion of discount) on real estate securities, (ii) amortization of deferred origination fees and (iii) amortization of deferred loan financing costs.
Furthermore, the Fund believes that funds available for distribution (“FAD”) is an additional meaningful non-GAAP supplemental disclosure that provides useful information for considering Fund operating results and certain other items relative to the amount of Fund distributions by removing the impact of certain non-cash items from Fund operating results. FAD is calculated as AFFO excluding (i) recurring tenant improvements, leasing commissions and other capital expenditures and adjusted for (ii) undistributed/(overdistributed) income attributable to non-consolidated joint ventures. FAD is not indicative of cash available to fund the Fund’s cash needs and does not represent cash flows from operating activities in accordance with GAAP, as it excludes adjustments for working capital items.
FFO, AFFO and FAD should not be considered more relevant or accurate than the GAAP methodology in evaluating the Fund’s operating performance. In addition, FFO, AFFO and FAD should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO, AFFO and FAD are not intended to be used as liquidity measures indicative of cash flow available to fund the Fund’s cash needs, including its ability to make distributions to stockholders.

Clarion Partners Real Estate Income Fund Inc.

For the year ended December 31, 2025:

Net increase in net assets applicable to common shareholders resulting from operations	$47,874,856
Adjustments to arrive at FFO:
Net realized loss on investments	1,369,440
Change in net unrealized appreciation (depreciation) of investments	857,269
FFO attributable to common shareholders	50,101,565
Adjustments to arrive at AFFO:
Amortization of premium (accretion of discount) on real estate securities	(1,262,660)
Amortization of deferred origination fees	(946,009)
Amortization of deferred loan financing costs	435,084
Amount attributable to non-consolidated joint ventures for above adjustments	407,179
AFFO attributable to common shareholders	48,735,159
Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures	(377,383)
Undistributed/(overdistributed) income attributable to non-consolidated joint ventures	(91,756)
Amount attributable to non-consolidated joint ventures for above adjustments	(221,385)
FAD attributable to common shareholders	$48,044,635
Distributions to common shareholders	$(71,002,400)
Clarion Partners Real Estate Income Fund Inc.

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Clarion Partners Real Estate Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute
Resolution Research Center at the Kellogg Graduate School
of Business, Northwestern University (2002 to 2016);
formerly, Deputy General Counsel responsible for western
hemisphere matters for BP PLC (1999 to 2001); Associate
General Counsel at Amoco Corporation responsible for
corporate, chemical, and refining and marketing matters and
special assignments (1993 to 1998) (Amoco merged with
British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None

Clarion Partners Real Estate Income Fund Inc.

Independent Directors† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of
American Securities Opportunity Funds (private equity and
credit firm) (2006 to 2018); formerly, Senior Managing
Director of Evercore Partners Inc. (investment banking)
(2001 to 2004); Senior Managing Director of Joseph
Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001);
Senior Managing Director of The Blackstone Group L.P.
(private equity and credit firm) (1991 to 1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of
Corporate Directors Board Leadership Fellow (since 2016,
with Directorship Certification since 2019) and NACD 2022
Directorship 100 honoree; Adjunct Professor, Georgetown
University Law Center (since 2021); Adjunct Professor, The
University of Chicago Law School (since 2018); Adjunct
Professor, University of Iowa College of Law (since 2007);
formerly, Chief Financial Officer, Press Ganey Associates
(health care informatics company) (2012 to 2014);
Managing Director and Chief Financial Officer, Houlihan
Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of
ACV Auctions Inc. (since 2021); Director of Associated
Banc-Corp (financial services company) (since 2007);
formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds
and Anchor Series Trust (2018 to 2021)

Clarion Partners Real Estate Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer
and Chief Compliance Officer of Greenbriar Equity Group,
LP (2011 to 2021); formerly, Chief Financial Officer and
Chief Administrative Officer of Rent the Runway, Inc.
(2011); Executive Vice President and Chief Financial Officer
of AOL LLC, a subsidiary of Time Warner Inc. (2007
to 2009); Member of the Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP
(since 2025); Director of Birkenstock Holding plc
(since 2023); Director of The India Fund, Inc. (since 2016);
formerly, Director of Aberdeen Income Credit Strategies
Fund (2017 to 2018); and Director of The Asia Tigers Fund,
Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Clarion Partners Real Estate Income Fund Inc.

Independent Directors† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership
and Corporate Governance, Georgetown Law; and
Professor of Management, McDonough School of Business
(since 2018); formerly, Associate Dean for Strategy,
Georgetown Law (2020 to 2023); National Association of
Corporate Directors Board Faculty Member (since 2021);
formerly, a Member of the Board of Governors of FINRA
(2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE
Futures Exchange, and CBOE SEF, Director (since 2022);
Advisory Board Member of Foundation Press (academic
book publisher) (since 2019); Chair of DirectWomen Board
Institute (since 2019); formerly, Member of DirectWomen
Board (nonprofit) (2007 to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of
118 funds associated with FTFA or its affiliates (since 2015);
Trustee of Putnam Family of Funds consisting of 105
portfolios; President and Chief Executive Officer of FTFA
(since 2015); formerly, Senior Managing Director (2018
to 2020) and Managing Director (2016 to 2018) of Legg
Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice
President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Clarion Partners Real Estate Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton
(since 2020); Managing Director of Legg Mason & Co.
(2006 to 2020); Director of Compliance, Legg Mason Office
of the Chief Compliance Officer (2006 to 2020); formerly,
Chief Compliance Officer of Legg Mason Global Asset
Allocation (prior to 2014); Chief Compliance Officer of Legg
Mason Private Portfolio Group (prior to 2013); formerly,
Chief Compliance Officer of The Reserve Funds
(investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and
broker-dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton
(since 2020); Secretary and Chief Legal Officer
(since 2020) and Assistant Secretary of certain funds in the
Franklin Templeton fund complex (since 2006); formerly,
Managing Director (2016 to 2020) and Associate General
Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and
Assistant Secretary of certain funds in the Franklin
Templeton fund complex (since 2006); Secretary of FTFA
(since 2006); Secretary of LMAS (since 2002) and LMFAM
(formerly registered investment advisers) (since 2013);
formerly, Managing Director and Deputy General Counsel of
Legg Mason & Co. (2005 to 2020)

Clarion Partners Real Estate Income Fund Inc.

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and
Principal Financial Officer (since 2019) of certain funds
associated with Legg Mason & Co. or its affiliates; formerly,
Managing Director (2020), Director (2015 to 2020), and Vice
President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton
(since 2020); Senior Vice President of certain funds
associated with Legg Mason & Co. or its affiliates
(since 2007); Senior Vice President of FTFA (since 2006);
President and Chief Executive Officer of LMAS and LMFAM
(since 2015); formerly, Managing Director of Legg Mason &
Co. (2005 to 2020); and Senior Vice President of LMFAM
(2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1Each member of the Board of Directors shall hold office until his or her removal, resignation or successor is duly elected and qualifies. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Clarion Partners Real Estate Income Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund has included the Certifications of the Fund’s Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Clarion Partners Real Estate Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Clarion Partners Real Estate Income Fund Inc.
|77

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the NAV determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “DRIP”) by contacting your Selling Agent or SS&C Global Investor & Distribution Solutions, Inc. (the “Plan Agent”). An election to receive cash may be revoked or reinstated at the option of the stockholder. If you do not participate, you will receive all distributions in cash. All distributions will be wired to your account. The Fund will not pay distributions via check.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.
You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT.
78|
Clarion Partners Real Estate Income Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2025:

	Pursuant to:	Amount Reported
Qualified Business Income Dividends Earned	§199A	$30,152,911
Clarion Partners Real Estate Income Fund Inc.
|79

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Clarion Partners
Real Estate Income Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Clarion Partners Real Estate Income Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Clarion Partners, LLC
Western Asset Management Company, LLC
Custodian
The Bank of New York Mellon
Transfer agent
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Clarion Partners Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

92083-A 2/26
© 2026 Franklin Templeton. All rights reserved.

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2024 and December 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $336,400 in December 31, 2024 and $336,400 in December 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2024 and $0 in December 31, 2025.

(c) Tax Fees. he aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $169,000 in December 31, 2024 and $158,950 in December 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in December 31, 2024 and $0 in December 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $2,425,369 in December 31, 2024 and $1,775,179 in December 31, 2025.

h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

CLARION PARTNERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

With the exception of certain investment strategies and products, Clarion Partners does not typically acquire securities that require it to vote proxies on behalf of its clients. In the event that such securities are acquired or managed, the following procedure is designed to ensure that proxy matters are handled in the best interest of clients and as required by applicable law and pursuant to investment management agreements. Specific business divisions of Clarion Partners may maintain tailored proxy voting subprocedures separate from, though complementary to, the below. Clarion Partners will be responsible for proxy voting strictly for those clients whose investment management agreements explicitly so indicate.

Once proxy voting forms are received by a Clarion Partners portfolio manager, they will be handled in the following manner:

1.	Proxies will be reviewed by the portfolio manager to determine the accounts impacted.

2.	The portfolio manager shall vote all proxies in accordance with product-specific proxy voting guidelines and keep a log of all such votes. The portfolio manager is not responsible for voting proxies not received; clients are advised to facilitate receipt of upcoming relevant proxy votes with their custodians.

3.	If the proxy presents a potential conflict of interest (or the appearance of such a conflict), the portfolio manager will advise the Legal and Compliance Department and the Investment Committee of the upcoming vote, the reason for the potential conflict of interest, and his or her related recommendation. The Legal and Compliance Department will advise the Investment Committee, who will make the final determination regarding the vote. The portfolio manager will then vote the affected proxy in accordance with that determination.

4.	The Legal and Compliance Department shall review proxy voting records on a periodic basis to ensure compliance and adjust these procedures as necessary.

A copy of this proxy voting policy shall be made available to clients upon request. Clients may also request a copy of the proxy voting record for their records.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions.

Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Richard Schaupp Clarion Partners One Madison Avenue New York, NY, 10010	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Partner of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Brian Watkins Clarion Partners One Madison Avenue New York, NY, 10010	Since 2022	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Partner of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Janis Mandarino Clarion Partners One Madison Avenue New York, NY, 10010	Since 2019

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Senior Vice President of Clarion Partners; has been employed more than 5 years with Clarion Partners.

Brent Jenkins Clarion Partners One Madison Avenue New York, NY, 10010	Since 2023	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director of Clarion Partners; joined Clarion Partners in 2023; prior to Clarion Partners, he was Senior Vice President, Portfolio Management with PIMCO from 2014 to 2023.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2024

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

Simon Miller Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2024

Responsible for the day-to-day management with other members of the

Fund’s portfolio management team; employed by Western Asset as an investment professional since 2021; prior to joining Western Asset, Mr. Miller was a Portfolio Manager for CMBS/CRE at Doubleline Capital; Assistant Vice President, CRE Credit and Asset Management at Torchlight Investors; and Associate Director, CRE Originations at GE Capital.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Richard Schaupp	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	10	$1.80 billion	10	$1.80 billion
	Other Accounts	1	$0.37 million	1	$0.37 million
Brian Watkins	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Janis Mandarino	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Brent Jenkins	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Michael C. Buchanan ‡	Other Registered Investment Companies	61	$81.28 billion	None	None
	Other Pooled Vehicles	189	$47.17 billion	16	$3.01 billion
	Other Accounts	273	$79.61 billion	11	$6.20 billion
Greg E. Handler ‡	Other Registered Investment Companies	4	$2.14 billion	None	None
	Other Pooled Vehicles	10	$2.32 billion	None	None
	Other Accounts	2	$772 million	2	$772 million
Simon Miller‡	Other Registered Investment Companies	1	$263 million	None	None
	Other Pooled Vehicles	7	$893 million	None	None
	Other Accounts	None	None	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of December 31, 2025):

Clarion Partners

Under the guidance of the Clarion Partners’ compensation committee, Clarion Partners offers a compensation package to both investment and non-investment professionals. Factors used to determine compensation include individual and team performance as well as overall Clarion Partners profitability. Individual performance is evaluated during Clarion Partners’ annual performance appraisal process and utilizes a quantitative and qualitative approach to measuring performance. Each employee meets with their supervisor during the annual performance appraisal to discuss the prior year’s performance, set future short and long-term goals, and ensure ongoing professional development.

Investment professionals are measured on their financial contribution to Clarion Partners through a number of factors, including: individual impact on investment performance; performance relative to specific industry indices; performance relative to select peer groups and other factors. The results are incorporated in developing competitive total remuneration package for all positions. Key elements of the compensation program include: short-term components, including base salary and bonus; long-term components subject to vesting, including retirement benefits, Clarion Partners equity ownership, and participation in Clarion Partners and investment product promotes. Compensation is quantitatively and qualitatively linked to both individual and portfolio performance, aligning the interests of each senior professional with those of its clients.

Western Asset

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

Clarion Partners and Western Asset have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Clarion Partners, Western Asset and the individuals that each employs. For example, Clarion Partners and Western Asset each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Each sub-adviser also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the sub-advisers will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity or may be allocated away from a fund entirely pursuant to a rotational allocation policy.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the management fee (and the percentage paid to Clarion Partners and Western Asset) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Investment Professional/Portfolio Managers Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of December 31, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Schaupp	G
Brian Watkins	F
Janis Mandarino	E
Brent Jenkins	E
Michael C. Buchanan	A
Greg E. Handler Simon Miller	E A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clarion Partners Real Estate Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 27, 2026